                                                                       USAA Life
                                                                Investment Trust
================================================================================
                                                                   Annual Report
                                                               December 31, 1999








                                                                     [USAA LOGO]
                      this page left blank intentionally

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA Life Money Market Fund
--------------------------------------------------------------------------------
            An Overview                                  December 31, 1999
--------------------------------------------------------------------------------
COMPARISON OF FUND TO BENCHMARK


[GRAPH APPEARS HERE]

                    USAA LIFE          IBC/DONOGHUE'S
                   MONEY MARKET          MONEY FUND
        DATE           FUND        AVERAGES(TM)/FIRST TIER
        ====       ============    =======================
     01/31/1995        5.77%              5.24%
     02/28/1995        5.70%              5.46%
     03/30/1995        5.84%              5.49%
     04/25/1995        5.76%              5.47%
     05/30/1995        5.74%              5.45%
     06/27/1995        5.79%              5.41%
     07/25/1995        5.51%              5.29%
     08/29/1995        5.45%              5.22%
     09/26/1995        5.42%              5.18%
     10/31/1995        5.60%              5.18%
     11/28/1995        5.68%              5.19%
     12/26/1995        5.52%              5.14%
     01/30/1996        4.99%              4.97%
     02/27/1996        5.00%              4.74%
     03/26/1996        5.03%              4.68%
     04/30/1996        5.00%              4.68%
     05/26/1996        5.04%              4.67%
     06/25/1996        5.06%              4.71%
     07/30/1996        5.08%              4.74%
     08/27/1996        5.05%              4.73%
     09/24/1996        5.10%              4.75%
     10/29/1996        4.97%              4.75%
     11/26/1996        5.03%              4.75%
     12/31/1996        5.23%              4.82%
     01/28/1997        5.12%              4.75%
     02/25/1997        5.01%              4.73%
     03/25/1997        5.05%              4.74%
     04/29/1997        5.26%              4.89%
     05/27/1997        5.32%              4.93%
     06/24/1997        5.25%              4.94%
     07/29/1997        5.21%              4.93%
     08/26/1997        5.26%              4.93%
     08/30/1997        5.24%              4.95%
     10/26/1997        5.29%              4.93%
     11/25/1997        5.30%              4.96%
     12/30/1997        5.54%              5.07%
     01/27/1998        5.24%              4.99%
     02/24/1998        5.18%              4.94%
     03/31/1998        5.28%              4.93%
     04/26/1998        5.28%              4.90%
     05/26/1998        5.19%              4.90%
     06/30/1998        5.30%              4.94%
     07/28/1998        5.29%              4.92%
     08/25/1998        5.29%              4.91%
     09/29/1998        5.29%              4.87%
     10/27/1998        4.84%              4.64%
     11/24/1998        4.91%              4.55%
     12/29/1998        4.98%              4.52%
     01/26/1999        4.59%              4.37%
     02/23/1999        4.54%              4.26%
     03/30/1999        4.60%              4.22%
     04/27/1999        4.58%              4.19%
     05/25/1999        4.64%              4.18%
     06/29/1999        4.71%              4.26%
     07/26/1999        4.80%              4.38%
     08/30/1999        4.83%              4.55%
     09/27/1999        4.99%              4.65%
     10/25/1999        4.96%              4.78%
     11/29/1999        5.15%              4.97%
     12/27/1999        5.79%              5.15%

Data represent the last Tuesday of each month.



The graph above tracks the USAA Life Money Market Fund's 7-day yield compared to a benchmark -- IBC/Donoghue's Money Fund Averages(TM)/First Tier, an average of all major money market fund 7-day yields. Information for the benchmark is based on a full calendar year in 1995, whereas the Money Market Fund yields are based on a starting date of January 5, 1995 -- the inception date of this Fund. This comparison is for illustrative purposes only.


GENERAL DISCUSSION
By Portfolio Manager Pam Bledsoe Noble


MARKET CONDITIONS

A year ago, we were experiencing a decline in interest rates as the Federal Reserve responded to concerns about the impact of financial instability in Russia, Asia, and Latin America. These concerns have now taken a back seat to efforts to guard against inflationary pressures in the U.S. economy. As a result, the Federal Reserve has now reversed all of its rate reductions made in 1998 by increasing the Federal Funds rate by three-quarters of a percent since June 30, 1999. The impact of these rate increases has been to boost the yield on a one-year Treasury bill from 4.52% on December 31, 1998, to 5.96% at the close of trading on December 31, 1999. The outlook for the economy in the year 2000 is very much like 1999: healthy economic growth and moderate inflation. If the economy continues to show signs of solid growth, most Wall Street economists are forecasting for interest rates to continue to rise.


PORTFOLIO STRATEGY

Regardless of the interest rate environment, the USAA Life Money Market Fund is invested to provide the maximum current income while maintaining the highest level of safety and liquidity. Furthermore, we aim to match the average maturity of the Fund with the "free look" period available on the variable insurance products. This objective is pursued by balancing the mix between U.S. government agency discount notes, variable rate demand notes, and commercial paper notes.


INVESTMENT PROGRAM:

This fund invests in a diversified portfolio of high-quality U.S. dollar-denominated debt instruments that present minimal credit risk with remaining maturities of 397 days or less.

SIMPLE 7-DAY YIELD:             5.81%*

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS

                                AS OF
                    DECEMBER 31, 1999

One Year:                      4.93%

Three Year:                    5.19%

Since Inception
January 5, 1995:               5.30%

* The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

The total return calculations found in this section are calculated at the Fund's level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. They do not reflect insurance contract charges at the Separate Account level, such as the mortality and expense charge. If they did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract charges can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total return calculations represent past performance which is no guarantee of future returns.


                                                     1999   ANNUAL REPORT   B-3

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA Life Money Market Fund
--------------------------------------------------------------------------------
            An Overview (Continued)                      December 31, 1999
--------------------------------------------------------------------------------

PERFORMANCE

According to Lipper Analytical Services, Inc.1 the USAA Life Money Market Fund was ranked 22 out of 101 variable insurance products money market funds for the 12 months ended December 31, 1999. The total return for the USAA Life Money Market Fund was 4.93% compared to an average of 4.75% for all variable insurance products money market funds. While past performance is no guarantee of future results, I will strive to continue the history of good performance.

1 Lipper Analytical Services, Inc. is an independent organization that monitors fund performance of variable insurance products. Rankings are based on total returns.

   An investment in the USAA Life Money Market Fund is not guaranteed by the F.D.I.C. or any other government agency. Although the Fund seeks to preserve the value of your investment at $1, it is possible to lose money by investing in the Fund.


PORTFOLIO MIX AS A PERCENTAGE OF NET ASSETS*
as of December 31, 1999
--------------------------------------------
Commercial Paper 51.7%
Variable Rate Demand Notes 31.3%
U.S. Agency Discount Notes 18.2%


*Percentages are of Net Assets and may or may not be equal to 100%.



B-4    ANNUAL REPORT   1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                             USAA LIFE INCOME FUND
--------------------------------------------------------------------------------
            AN OVERVIEW                                  DECEMBER 31, 1999
--------------------------------------------------------------------------------

COMPARISON OF FUND TO BENCHMARKS


[GRAPH APPEARS HERE]

                           USAA LIFE       LEHMAN BROTHERS      LIPPER A RATED
                          INCOME FUND      AGG BOND INDEX      BOND FUND INDEX*
                          ===========      ===============     ================
01/01/1995                $10,000.00         $10,000.00           $10,000.00
  01/95                    10,290.00          10,198.00            10,163.00
  02/95                    10,520.00          10,440.71            10,388.62
  03/95                    10,530.00          10,504.40            10,451.99
  04/95                    10,700.00          10,651.46            10,593.09
  05/95                    11,210.00          11,063.67            11,035.88
  06/95                    11,220.00          11,144.44            11,108.72
  07/95                    11,200.00          11,119.92            11,049.84
  08/95                    11,400.00          11,254.47            11,194.60
  09/95                    11,650.00          11,363.64            11,311.02
  10/95                    11,870.00          11,511.37            11,473.90
  11/95                    12,100.00          11,684.04            11,649.45
  12/95                    12,388.66          11,847.61            11,821.86
  01/96                    12,454.32          11,925.81            11,875.06
  02/96                    12,027.50          11,718.30            11,616.18
  03/96                    11,863.34          11,636.27            11,524.41
  04/96                    11,688.24          11,571.11            11,437.98
  05/96                    11,666.35          11,547.97            11,410.53
  06/96                    11,863.34          11,702.71            11,538.33
  07/96                    11,830.51          11,734.31            11,559.10
  08/96                    11,786.73          11,714.36            11,535.98
  09/96                    12,005.61          11,918.19            11,732.09
  10/96                    12,333.94          12,182.77            11,989.02
  11/96                    12,585.65          12,391.10            12,203.63
  12/96                    12,472.26          12,275.86            12,079.15
  01/97                    12,519.73          12,313.92            12,094.85
  02/97                    12,567.20          12,344.70            12,129.93
  03/97                    12,329.86          12,207.67            11,967.39
  04/97                    12,496.00          12,390.79            12,124.16
  05/97                    12,642.12          12,508.50            12,230.85
  06/97                    12,844.48          12,567.35            12,386.18
  07/97                    13,225.41          12,999.10            12,770.16
  08/97                    13,106.37          12,888.61            12,607.98
  09/97                    13,380.17          13,078.07            12,810.96
  10/97                    13,570.63          13,267.70            12,962.13
  11/97                    13,725.39          13,328.73            13,016.57
  12/97                    13,919.15          13,463.36            13,149.34
  01/98                    14,109.65          13,635.69            13,307.14
  02/98                    14,084.25          13,624.78            13,287.17
  03/98                    14,122.35          13,671.10            13,328.36
  04/98                    14,173.15          13,742.19            13,384.34
  05/98                    14,377.22          13,872.74            13,520.66
  06/98                    14,568.23          13,990.66            13,629.03
  07/98                    14,606.44          14,020.04            13,630.39
  08/98                    14,810.19          14,248.57            13,759.88
  09/98                    15,039.41          14,581.98            14,070.86
  10/98                    15,064.88          14,504.70            13,913.26
  11/98                    15,141.28          14,587.38            14,039.87
  12/98                    15,195.79          14,631.14            14,077.78
  01/99                    15,279.51          14,735.02            14,183.36
  02/99                    15,000.43          14,477.16            13,859.96
  03/99                    15,000.43          14,556.78            13,947.30
  04/99                    15,014.39          14,603.36            13,982.17
  05/99                    14,812.55          14,474.85            13,800.40
  06/99                    14,672.67          14,428.53            13,723.12
  07/99                    14,560.78          14,366.49            13,657.25
  08/99                    14,504.83          14,359.31            13,610.81
  09/99                    14,658.69          14,525.88            13,748.28
  10/99                    14,686.66          14,579.62            13,760.66
  11/99                    14,630.71          14,578.16            13,763.41
  12/99                    14,411.84          14,508.19            13,694.59

Data represent the last business day of each month.
* Total returns may change over time due to funds being added and deleted from the category.


The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life Income Fund to two industry indexes which most closely resemble the holdings of this Fund. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper A Rated Bond Fund Index is an unmanaged index made up of funds investing in corporate debt issues rated A or better or government issues.

The calculations for the Lehman Brothers and Lipper Indexes are based on a full calendar year in 1995, whereas the Income Fund calculations are based on a starting date of January 5, 1995- the inception date of this Fund. This comparison is for illustrative purposes only.


GENERAL DISCUSSION
By Portfolio Manager J. W. Saunders, Jr.


MARKET CONDITIONS AND PERFORMANCE

Following a stable period in January 1999, interest rates began a steady upward trend that depressed bond prices, which move in an inverse relationship.

Economic strength in the first quarter of 1999, which is the fourth year in a row for first quarter strength, renewed inflation fears and the specter of higher interest rates. A sharp increase in the Consumer Price Index (CPI) in April, due primarily to increased oil prices, reinforced the inflation thesis. May and June's CPI showed no change, then mild increases for the balance of the year. Economic strength continued through all of 1999, reinforcing inflation fears and the specter of higher interest rates. This fear continues even though the Federal Reserve raised interest rates by one-quarter percent three times in the year: June, August, and November. The yield on the 30-year Treasury bond has moved from 5.09% on December 31, 1998, to 6.48% on December 31, 1999, as shown on the chart on the next page.


INVESTMENT PROGRAM:

This Fund invests in a diversified portfolio of U.S. dollar-denominated debt and income-producing equity securities selected for their high yields relative to the risk involved.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS

                                             As of
                                 December 31, 1999

One Year:                                   -5.17%

Three Year:                                  4.93%

Since Inception
January 5, 1995:                             7.58%



The total return calculations found in this section are calculated at the Fund's level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. They do not reflect insurance contract charges at the Separate Account level, such as the mortality and expense charge. If they did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract charges can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total return calculations represent past performance which is no guarantee of future returns.


                                                     1999   ANNUAL REPORT   B-5

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                             USAA Life Income Fund
--------------------------------------------------------------------------------
    An Overview (Continued)                            December 31, 1999
--------------------------------------------------------------------------------

[GRAPH APPEARS HERE]

                             US 30 YEAR
        DATE             TREASURY BOND YIELD
        ====             ===================

     12/31/1998                 5.094
     01/01/1999                 5.094
     01/04/1999                 5.15
     01/05/1999                 5.207
     01/06/1999                 5.162
     01/07/1999                 5.223
     01/08/1999                 5.271
     01/11/1999                 5.305
     01/12/1999                 5.219
     01/13/1999                 5.131
     01/14/1999                 5.056
     01/15/1999                 5.106
     01/18/1999                 5.114
     01/19/1999                 5.148
     01/20/1999                 5.167
     01/21/1999                 5.13
     01/22/1999                 5.081
     01/25/1999                 5.115
     01/26/1999                 5.128
     01/27/1999                 5.126
     01/28/1999                 5.106
     01/29/1999                 5.085
     02/01/1999                 5.182
     02/02/1999                 5.238
     02/03/1999                 5.253
     02/04/1999                 5.287
     02/05/1999                 5.348
     02/08/1999                 5.34
     02/09/1999                 5.301
     02/10/1999                 5.365
     02/11/1999                 5.365
     02/12/1999                 5.421
     02/15/1999                 5.426
     02/16/1999                 5.34
     02/17/1999                 5.306
     02/18/1999                 5.377
     02/19/1999                 5.386
     02/22/1999                 5.354
     02/23/1999                 5.429
     02/24/1999                 5.507
     02/25/1999                 5.651
     02/26/1999                 5.575
     03/01/1999                 5.668
     03/02/1999                 5.613
     03/03/1999                 5.695
     03/04/1999                 5.699
     03/05/1999                 5.595
     03/08/1999                 5.587
     03/09/1999                 5.53
     03/10/1999                 5.553
     03/11/1999                 5.562
     03/12/1999                 5.524
     03/15/1999                 5.52
     03/16/1999                 5.475
     03/17/1999                 5.506
     03/18/1999                 5.487
     03/19/1999                 5.559
     03/22/1999                 5.567
     03/23/1999                 5.54
     03/24/1999                 5.53
     03/25/1999                 5.584
     03/26/1999                 5.588
     03/29/1999                 5.639
     03/30/1999                 5.579
     03/31/1999                 5.624
     04/01/1999                 5.67
     04/02/1999                 5.595
     04/05/1999                 5.587
     04/06/1999                 5.518
     04/07/1999                 5.501
     04/08/1999                 5.442
     04/09/1999                 5.459
     04/12/1999                 5.451
     04/13/1999                 5.489
     04/14/1999                 5.506
     04/15/1999                 5.526
     04/16/1999                 5.571
     04/19/1999                 5.517
     04/20/1999                 5.506
     04/21/1999                 5.522
     04/22/1999                 5.602
     04/23/1999                 5.596
     04/26/1999                 5.574
     04/27/1999                 5.537
     04/28/1999                 5.582
     04/29/1999                 5.529
     04/30/1999                 5.661
     05/03/1999                 5.654
     05/04/1999                 5.711
     05/05/1999                 5.705
     05/06/1999                 5.79
     05/07/1999                 5.812
     05/10/1999                 5.788
     05/11/1999                 5.833
     05/12/1999                 5.826
     05/13/1999                 5.749
     05/14/1999                 5.921
     05/17/1999                 5.891
     05/18/1999                 5.888
     05/19/1999                 5.802
     05/20/1999                 5.825
     05/21/1999                 5.75
     05/24/1999                 5.756
     05/25/1999                 5.747
     05/26/1999                 5.803
     05/27/1999                 5.85
     05/28/1999                 5.827
     05/31/1999                 5.827
     06/01/1999                 5.923
     06/02/1999                 5.932
     06/03/1999                 5.962
     06/04/1999                 5.962
     06/07/1999                 5.964
     06/08/1999                 5.992
     06/09/1999                 6.024
     06/10/1999                 6.062
     06/11/1999                 6.158
     06/14/1999                 6.098
     06/15/1999                 6.11
     06/16/1999                 6.064
     06/17/1999                 5.962
     06/18/1999                 5.971
     06/21/1999                 6.017
     06/22/1999                 6.056
     06/23/1999                 6.145
     06/24/1999                 6.159
     06/25/1999                 6.148
     06/28/1999                 6.093
     06/29/1999                 6.066
     06/30/1999                 5.961
     07/01/1999                 6.009
     07/02/1999                 5.997
     07/05/1999                 5.995
     07/06/1999                 6.035
     07/07/1999                 6.047
     07/08/1999                 5.99
     07/09/1999                 5.997
     07/12/1999                 5.906
     07/13/1999                 5.908
     07/14/1999                 5.913
     07/15/1999                 5.917
     07/16/1999                 5.883
     07/19/1999                 5.9
     07/20/1999                 5.884
     07/21/1999                 5.902
     07/22/1999                 5.969
     07/23/1999                 6.024
     07/26/1999                 6.026
     07/27/1999                 6.009
     07/28/1999                 6.008
     07/29/1999                 6.07
     07/30/1999                 6.102
     08/02/1999                 6.119
     08/03/1999                 6.163
     08/04/1999                 6.105
     08/05/1999                 6.038
     08/06/1999                 6.174
     08/09/1999                 6.231
     08/10/1999                 6.24
     08/11/1999                 6.205
     08/12/1999                 6.276
     08/13/1999                 6.103
     08/16/1999                 6.086
     08/17/1999                 6.005
     08/18/1999                 5.994
     08/19/1999                 6.03
     08/20/1999                 5.984
     08/23/1999                 5.982
     08/24/1999                 5.93
     08/25/1999                 5.856
     08/26/1999                 5.9
     08/27/1999                 5.975
     08/30/1999                 6.059
     08/31/1999                 6.058
     09/01/1999                 6.077
     09/02/1999                 6.133
     09/03/1999                 6.107
     09/06/1999                 6.023
     09/07/1999                 6.072
     09/08/1999                 6.067
     09/09/1999                 6.091
     09/10/1999                 6.039
     09/13/1999                 6.051
     09/14/1999                 6.118
     09/15/1999                 6.103
     09/16/1999                 6.074
     09/17/1999                 6.055
     09/20/1999                 6.07
     09/21/1999                 6.088
     09/22/1999                 6.083
     09/23/1999                 5.988
     09/24/1999                 5.972
     09/27/1999                 6.01
     09/28/1999                 6.084
     09/29/1999                 6.123
     09/30/1999                 6.049
     10/01/1999                 6.132
     10/04/1999                 6.086
     10/05/1999                 6.176
     10/06/1999                 6.178
     10/07/1999                 6.182
     10/08/1999                 6.194
     10/11/1999                 6.196
     10/12/1999                 6.223
     10/13/1999                 6.277
     10/14/1999                 6.323
     10/15/1999                 6.256
     10/18/1999                 6.318
     10/19/1999                 6.35
     10/20/1999                 6.334
     10/21/1999                 6.354
     10/22/1999                 6.35
     10/25/1999                 6.348
     10/26/1999                 6.382
     10/27/1999                 6.329
     10/28/1999                 6.251
     10/29/1999                 6.162
     11/01/1999                 6.177
     11/02/1999                 6.138
     11/03/1999                 6.131
     11/04/1999                 6.101
     11/05/1999                 6.055
     11/08/1999                 6.051
     11/09/1999                 6.069
     11/10/1999                 6.089
     11/11/1999                 6.086
     11/12/1999                 6.034
     11/15/1999                 6.023
     11/16/1999                 6.061
     11/17/1999                 6.131
     11/18/1999                 6.167
     11/19/1999                 6.161
     11/22/1999                 6.189
     11/23/1999                 6.195
     11/24/1999                 6.21
     11/25/1999                 6.21
     11/26/1999                 6.231
     11/29/1999                 6.307
     11/30/1999                 6.291
     12/01/1999                 6.292
     12/02/1999                 6.32
     12/03/1999                 6.251
     12/06/1999                 6.237
     12/07/1999                 6.198
     12/08/1999                 6.228
     12/09/1999                 6.213
     12/10/1999                 6.165
     12/13/1999                 6.201
     12/14/1999                 6.304
     12/15/1999                 6.324
     12/16/1999                 6.39
     12/17/1999                 6.373
     12/20/1999                 6.441
     12/21/1999                 6.46
     12/22/1999                 6.45
     12/23/1999                 6.487
     12/24/1999                 6.485
     12/27/1999                 6.464
     12/28/1999                 6.472
     12/29/1999                 6.442
     12/30/1999                 6.417
     12/31/1999                 6.482
Beginning Yield                  5.09%
Low Yield                        5.06%
Ending Yield                     6.48%

In this rising interest rate environment, the Fund underperformed in its peer group all year because of the portfolio's longer average maturity. The Fund's high-income orientation tends to keep average maturity longer. The Fund's average annual NAV total return for the past 12 months was -5.17% versus an average of -1.94% for all funds in the Lipper Variable Insurance Products1 A Rated Bond Fund category for the same period.


TOP 10 SECURITIES
------------------------
as of December 31, 1999

                        Coupon     % of
                         Rate   Net Assets
GNMA                     6.00%    26.2%
U.S. Treasury Bond       5.25      8.5
GNMA                     6.00      8.1
GNMA                     6.00      8.0
GNMA                     7.00      5.8
GNMA                     6.00      5.3
FNMA                     7.00      3.3
FNMA                     7.00      3.2
First Union Corp.,
Subordinated Notes       7.50      3.1
Household Finance
Corp., Notes             7.25      3.0
--------------------------------------------------


PORTFOLIO

As of December 31, 1999, the Fund's portfolio mix as percentages of net assets was 8.5% U. S. Treasury bonds, 59.9% agency mortgage pass-through securities, 19.9% corporate bonds, and 10.9% preferred stocks. Long-term Treasury bonds were sold during the last half of the year to reduce the price volatility.


OUTLOOK

The Bond Market continues to be unsettled. Many market participants expect the Federal Reserve to raise short-term interest rates again in February. After that, further Fed action will be dependent on the outlook for inflation and continued economic strength.

1 Lipper Analytical Services, Inc. is an independent organization that monitors fund performance of variable insurance products.


B-6     ANNUAL REPORT   1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Growth and Income Fund
--------------------------------------------------------------------------------
            An Overview                                  December 31, 1999
--------------------------------------------------------------------------------

COMPARISON OF FUND TO BENCHMARK


[GRAPH APPEARS HERE]

                                 USAA LIFE                   S&P 500
                                GROWTH AND
    DATE                        INCOME FUND                   INDEX
    ====                        ===========                ==========

  01/01/1995                    $10,000.00                 $10,000.00
    01/95                        10,150.00                  10,259.00
    02/95                        10,480.00                  10,658.08
    03/95                        10,720.00                  10,972.49
    04/95                        11,080.00                  11,295.08
    05/95                        11,410.00                  11,745.75
    06/95                        11,650.00                  12,018.25
    07/95                        11,990.00                  12,416.06
    08/95                        12,190.00                  12,447.10
    09/95                        12,530.00                  12,972.37
    10/95                        12,230.00                  12,925.67
    11/95                        12,900.00                  13,491.81
    12/95                        13,172.27                  13,752.20
    01/96                        13,475.44                  14,219.78
    02/96                        13,632.26                  14,362.02
    03/96                        14,123.60                  14,489.80
    04/96                        14,301.32                  14,702.80
    05/96                        14,489.50                  15,080.66
    06/96                        14,499.95                  15,137.97
    07/96                        13,841.34                  14,468.87
    08/96                        14,343.14                  14,774.16
    09/96                        15,033.12                  15,604.47
    10/96                        15,357.20                  16,035.16
    11/96                        16,339.89                  17,245.81
    12/96                        16,350.51                  16,904.34
    01/97                        17,023.64                  17,959.17
    02/97                        17,164.78                  18,101.05
    03/97                        16,676.22                  17,358.91
    04/97                        17,175.64                  18,393.50
    05/97                        18,401.48                  19,517.34
    06/97                        19,111.32                  20,385.86
    07/97                        20,378.13                  22,006.54
    08/97                        19,766.57                  20,774.17
    09/97                        20,640.23                  21,910.52
    10/97                        19,810.25                  21,178.71
    11/97                        20,399.97                  22,159.28
    12/97                        20,671.30                  22,540.42
    01/98                        20,510.34                  22,788.37
    02/98                        21,993.43                  24,431.41
    03/98                        23,131.62                  25,682.30
    04/98                        23,269.58                  25,944.26
    05/98                        22,688.82                  25,498.02
    06/98                        22,700.45                  26,533.23
    07/98                        21,525.29                  26,251.98
    08/98                        18,244.14                  22,458.57
    09/98                        18,837.54                  23,898.17
    10/98                        20,315.22                  25,838.70
    11/98                        21,536.93                  27,404.52
    12/98                        22,102.75                  28,983.02
    01/99                        22,711.64                  30,194.51
    02/99                        22,139.28                  29,255.46
    03/99                        23,223.11                  30,425.68
    04/99                        24,903.65                  31,603.16
    05/99                        24,606.78                  30,857.32
    06/99                        25,780.28                  32,569.90
    07/99                        24,973.50                  31,553.72
    08/99                        24,374.62                  31,395.95
    09/99                        23,543.30                  30,535.70
    10/99                        24,508.99                  32,468.61
    11/99                        24,570.11                  33,127.73
    12/99                        25,345.60                  35,075.64

Data represents the last business day of each month.


The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life Growth and Income Fund to the S&P 500(R) Index. The
S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

The calculations for the S&P 500 Index are based on a full calendar year in 1995, whereas the calculations for the Growth and Income Fund are based on a starting date of January 5, 1995-the inception date of this Fund. This comparison is for illustrative purposes only.


GENERAL DISCUSSION
By Portfolio Manager R. David Ullom


PERFORMANCE

Performance for the year 1999 was marked by a reversal in market favorites in the second half versus the first half of the year. As you may recall in our Semiannual Report, the market rewarded many cyclical/commodity-oriented stocks in the first half (particularly in the April/May timeframe). However, during the second half of 1999, the market showed a strong preference for companies associated with technology or telecommunications. Although the USAA Life Growth and Income Fund bested the S&P 500 through June 30, the performance for the year came in at 14.67%, which is lower than the 21.03% return of the S&P 500.

Performance was most hindered by weightings in Consumer Cyclicals (Automobiles, Retailing, Auto Parts), Consumer Staples (Coca-Cola, Walt Disney, Nabisco, and Phillip Morris), selected Financials (Banks, Consumer Finance, Insurance), and Health Care (Pharmaceuticals and HMOs). A wide variety of factors contributed to the poor relative performance of these sectors. However, a major contributor is related to the fact that investors showed a preference for shares in the Technology sector, where revenue and earnings growth are thought to be more assured.

In addition to the Technology sector, the telecommunications area aided performance of the Fund over the last year. Although transmission of voice has proven to be a competitive market, growth in data transmission for most telecommunications companies is more than offsetting the competitive pressures.


INVESTMENT PROGRAM:

Not less than 65% of its assets are invested in a diversified portfolio of dividend-paying common stocks and convertible securities of companies that offer the prospect for growth of earnings.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS
                                AS OF
                    DECEMBER 31, 1999
One Year:                      14.67%

Three Year:                    15.73%

Since Inception
January 5, 1995:               20.44%


The total return calculations found in this section are calculated at the Fund's level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. They do not reflect insurance contract charges at the Separate Account level, such as the mortality and expense charge. If they did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract charges can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total return calculations represent past performance which is no guarantee of future returns.


                                                     1999   ANNUAL REPORT   B-7

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Growth and Income Fund
--------------------------------------------------------------------------------
    An Overview (Continued)                            December 31, 1999
--------------------------------------------------------------------------------

Also, selected fund holdings in Basic Materials (Alcoa) and Capital Goods (Boeing, General Electric, Deere & Co., and Avery Dennison) helped the Fund's performance. Finally, the significant rise in energy prices was responsible for the positive relative performance of the Fund's Energy sector.


PORTFOLIO STRATEGY AND OUTLOOK

Our strategy for the Life Growth and Income Fund continues to be one of maintaining a diversified portfolio of stocks. Thus we will continue to have exposure to all the major sectors of the market. Although we are concerned with the valuations in the Technology sector, we have been able to uncover several issues that allow us to maintain a reasonable weighting. Finally, although we do foresee a high probability of further interest rate increases by the Federal Reserve Board, the valuations of many financial service issues are becoming increasingly attractive.

The year 1999 for the major market indices was one of strong performance, but also one of extreme volatility. In fact, if you define volatility as the number of days the S&P 500 moved greater than 1%, then 1999 was the most volatile year of the 90's. Also, as was true in 1998, performance this year was dominated by the Technology sector, as spending on software and hardware continued to grow.

Our primary source of concern for the market in the year 2000 is the direction of interest rates. The Federal Reserve Board seems intent on slowing economic growth and preempting any increase in inflation. Thus we do expect further rate increases. In turn, the market could experience corrections, particularly in more highly valued sectors.


TOP 10 EQUITY HOLDINGS
-----------------------
as of December 31, 1999
                                    % of
                                Net Assets
Cisco Systems, Inc.                3.1%
Microsoft Corp.                    2.9
Morgan Stanley,
Dean Witter & Co.                  2.9
Alcoa, Inc.                        2.7
Oracle Corp.                       2.4
General Electric Co.               2.3
Intel Corp.                        2.2
WalMart Stores                     2.1
American International Group       2.1
Avery Dennison Corp.               2.1


TOP 10 INDUSTRIES
-----------------------
as of December 31, 1999
                                    % of
                                Net Assets
Computer Software & Service        6.5%
Financial - Diversified            5.5
Telephones                         4.9
Drugs                              4.3
Health Care - Diversified          3.7
Telecommunications -
   Long Distance                   3.6
Retail - General Merchandising     3.1
Computer - Networking              3.1
Computer - Hardware                2.9
Household Products                 2.9



B-8     ANNUAL REPORT   1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA Life World Growth Fund
--------------------------------------------------------------------------------
    An Overview                                        December 31, 1999
--------------------------------------------------------------------------------

COMPARISON OF FUND TO BENCHMARK


[GRAPH APPEARS HERE]

                                 USAA LIFE              MORGAN STANLEY
                                   WORLD                 CAPITAL INDEX
       DATE                     GROWTH FUND                 WORLD
       ====                     ===========             ==============

    01/01/1995                   $10,000.00               $10,000.00
      01/95                        9,710.00                 9,847.00
      02/95                        9,790.00                 9,987.81
      03/95                       10,160.00                10,467.23
      04/95                       10,490.00                10,829.39
      05/95                       10,920.00                10,919.28
      06/95                       11,150.00                10,913.82
      07/95                       11,710.00                11,457.33
      08/95                       11,620.00                11,199.54
      09/95                       11,770.00                11,523.20
      10/95                       11,480.00                11,338.83
      11/95                       11,650.00                11,730.02
      12/95                       11,955.58                12,070.19
      01/96                       12,321.79                12,286.25
      02/96                       12,558.74                12,358.74
      03/96                       12,849.56                12,561.42
      04/96                       13,463.49                12,854.10
      05/96                       13,592.74                12,863.10
      06/96                       13,614.28                12,926.13
      07/96                       12,935.72                12,467.25
      08/96                       13,334.24                12,608.13
      09/96                       13,668.14                13,098.59
      10/96                       13,625.05                13,187.66
      11/96                       14,379.01                13,923.53
      12/96                       14,481.02                13,697.97
      01/97                       15,036.68                13,860.97
      02/97                       15,014.00                14,017.60
      03/97                       14,866.58                13,737.25
      04/97                       15,059.36                14,183.71
      05/97                       15,931.95                15,056.01
      06/97                       16,666.03                15,804.29
      07/97                       17,480.41                16,529.71
      08/97                       16,666.03                15,420.57
      09/97                       17,652.46                16,256.36
      10/97                       16,631.62                15,398.02
      11/97                       16,356.34                15,667.49
      12/97                       16,520.55                15,855.50
      01/98                       16,557.70                16,294.70
      02/98                       17,808.50                17,394.59
      03/98                       18,836.39                18,126.90
      04/98                       19,146.00                18,300.92
      05/98                       18,815.03                18,068.50
      06/98                       18,765.29                18,494.91
      07/98                       18,504.14                18,461.62
      08/98                       15,407.68                15,997.00
      09/98                       15,320.63                16,276.94
      10/98                       16,564.19                17,745.13
      11/98                       17,297.89                18,797.41
      12/98                       18,414.41                19,712.84
      01/99                       18,862.91                20,142.58
      02/99                       18,247.82                19,604.78
      03/99                       19,067.95                20,418.38
      04/99                       19,747.11                21,220.82
      05/99                       19,228.01                20,442.01
      06/99                       20,343.98                21,392.57
      07/99                       20,549.22                21,326.25
      08/99                       20,728.80                21,285.73
      09/99                       20,420.94                21,077.13
      10/99                       21,062.31                19,985.34
      11/99                       22,191.10                20,544.93
      12/99                       24,109.10                22,204.96

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life World Growth Fund to its benchmark, the Morgan Stanley Capital Index (MSCI)-World, an unmanaged index which reflects the movement of world stock markets by representing a broad selection of domestically listed companies within each market.

Calculations for the Morgan Stanley index are based on a full calendar year in 1995, whereas the World Growth Fund calculations are based on a starting date of January 5, 1995-the inception date of this Fund. This comparison is for illustrative purposes only.


GENERAL DISCUSSION
By Portfolio Managers David G. Peebles, Curt Rohrman, Albert Sebastian and Kevin P. Moore


MARKET CONDITIONS

For the year ended December 31, 1999, the Fund's total return was 30.93% compared with the Lipper Global Funds Average1 return of 44.18% and the Morgan Stanley Capital Index (MSCI)-World return of 24.93%. The Fund's performance was negatively impacted by its underweighted position in Japan and other Asian markets, while holdings in telecommunications and technology benefited performance for the period.

INTERNATIONAL

Europe - In Europe, rising interest rates as well as weak currencies negatively impacted equity returns. An improved profit outlook and stronger economic growth positively impacted equity returns. Telecommunications and technology stocks were the best-performing issues, with media and mining stocks also performing well. However, auto-related and interest-rate-sensitive stocks performed poorly for the period. Our strategy of overweighting cyclical stocks worked well for the first nine months, but in the fourth quarter technology and telecommunication stocks significantly outperformed other equity sectors.
Canada - Our strategy of overweighting Canada proved correct as Canadian equity returns exceeded the broad international stock averages. Telecommunication and technology stocks performed well throughout the year while energy stocks had strong relative performance in the first half.

INVESTMENT PROGRAM:

Not less than 65% of the Fund's assets are invested in a diversified portfolio of common stocks and other equity securities of both foreign and domestic issuers representing at least three countries, one of which may include the United States. The remainder of the Fund's assets may be invested in marketable debt securities having remaining maturities of less than one year which are issued or guaranteed as to both principal and interest by the U.S. government or by its agencies.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS
                              AS OF
                  DECEMBER 31, 1999
One Year:                     30.93%

Three Year:                   18.52%

Since Inception
January 5, 1995:              19.24%

The total return calculations found in this section are calculated at the Fund's level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. They do not reflect insurance contract charges at the Separate Account level, such as the mortality and expense charge. If they did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract charges can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total return calculations represent past performance which is no guarantee of future returns.

                                                     1999   ANNUAL REPORT   B-9

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA Life World Growth Fund
--------------------------------------------------------------------------------
    An Overview (Continued)                            December 31, 1999
--------------------------------------------------------------------------------

Japan - The market continued to be very strong during the last six months due mainly to global popularity of telecommunications and technology stocks. Growth stocks continued to outperform value stocks due to the secular transformation of the Japanese economy - from manufacturing to service. The other focus of the market in 1999 was corporate restructuring, which we expect to continue next year. Consolidation of the banking sector should continue which would, in turn, bring more efficient credit usage. The yen turned around after the middle of the year with expectation of a stronger Japanese economic recovery. The Organization for Economic Cooperation and Development (OECD) recently revised its growth projection for the gross domestic product (GDP) from -0.9% to +1.4% for the year 2000. The current Obuchi administration appears to be very solid, and we expect no political turmoil to take place in the next six months. Our overweighing in the technology and telecommunications sectors positively impacted our performance.

Emerging Markets - Most of the regional markets suffered a pullback in the midsummer months and all, except for some Eastern European markets, experienced strong rallies beginning in late September. Over the past six months, emerging markets have retained or added to most of the gains they experienced since the lows during the Russian and Asian crises of late 1998. Expectations for the Asian economies continued to rise during the last six months while concerns lingered regarding Eastern European economies. Commodity price increases and interest rate declines continue to support a rebound in the South African economy. The Latin markets have also rebounded as concerns about presidential elections in Mexico and economic concerns in Brazil have receded.


UNITED STATES

U.S. stocks performed well through the period despite rising interest rates. A combination of strong domestic economic growth, continued low inflation, and recovering overseas economies provided a healthy environment for accelerating earnings growth. Technology stocks were exceptional, driven by spending on Internet infrastructure and services, wireless equipment, and year 2000 preparations. In fact, of the 11 sectors comprising the S&P 500 Index,2 only the technology sector and communications services sector outperformed the index. Seven of the eleven sectors experienced negative absolute returns during the period. Domestic holdings benefited from an overweighed position in technology. Stocks providing particularly good performance include Oracle, Applied Materials, Texas Instruments, Cisco Systems, Analog

COUNTRY WEIGHTINGS AS A PERCENTAGE OF NET ASSETS
------------------------------------------------
as of December 31, 1999

       Other* 15.2%

       Italy 2.8%

       Spain 2.7%

       Finland 3.7%

       Canada 4.4%

       France 4.7%

       Japan 9.3%

       Netherlands 6.2%

       United Kingdom 10.8%

       USA 40.5%

  * Countries representing less than 2% of the portfolio and U.S. Government and Agency Issues.


B-10     ANNUAL REPORT     1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA Life World Growth Fund
--------------------------------------------------------------------------------
    An Overview (Continued)                            December 31, 1999
--------------------------------------------------------------------------------

Devices, and Intel. In other areas, Amgen, Morgan Stanley Dean Witter & Co., and General Electric helped returns. Several consumer-oriented holdings posted significant declines during the period: Avon Products, Mattel, Pepsi Bottling Group, Keebler Foods, Freddie Mac, and CVS.


OUTLOOK

We continue to be encouraged by the strength of the global economy and continue to view Europe positively. European valuations still look relatively attractive, and interest rates in Europe have the potential to decline based on a benign inflation outlook. The value of the Eurodollar could stabilize -- or possibly move higher -- as the economic growth patterns in the U.S. and Europe converge next year. We are comfortable with our energy exposure, as the fundamental values of the stocks do not reflect current energy prices. In Japan, the market will continue to be led by telecommunications and technology sectors as well as by large-capitalization growth stocks.

Next year a combination of falling interest rates and increased global growth provides the potential for a positive backdrop for emerging markets. In the United States, we believe the prospects for lower interest rates are minimal and the best inflation news is probably behind us. Evidence includes persistent economic growth, early signs of labor shortages, and a weakening U.S. dollar. In such an environment, U.S. valuations are unlikely to increase, while earnings expectations for year 2000 may prove to be somewhat optimistic. We currently favor international markets to the U.S. market.

1 The Lipper Global Funds Average is the average performance level of all global funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

2 The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.


TOP 10 EQUITY HOLDINGS
as of December 31, 1999
------------------------------------------
                                     % of
                                 Net Assets
Nokia Corp. ADR (Finland)            2.3%
Microsoft Corp. (U. S.)              1.6
Oracle Corp. (U. S.)                 1.6
Cisco Systems, Inc. (U. S.)          1.5
America Online, Inc.  (U. S.)        1.4
Clear Channel
Communications, Inc.  (U. S.)        1.4
General Electric Co. (U. S.)         1.4
Nortel Networks Co. (Canada)         1.3
Telefonica de Espana
S.A. ADR (Spain)                     1.3
Total Fina S.A. (France)             1.3


TOP 10 INDUSTRIES
OF EQUITY HOLDINGS
as of December 31, 1999
------------------------------------------
                                    % of
                                Net Assets
Telephones                           7.8%
U.S. Government                      6.3
Computer Software & Service          5.6
Drugs                                5.4
Banks - Major Regional               4.9
Communications Equipment             4.7
Insurance - Multi-Line Companies     3.9
Electronics-Semiconductors           3.7
Electrical Equipment                 2.7
Oil-International Integrated         2.7

Foreign investing is subject to additional risks such as currency fluctuations, market illiquidity, and political instability. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.


                                                   1999    ANNUAL REPORT    B-11

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA LIFE DIVERSIFIED ASSETS FUND
--------------------------------------------------------------------------------
    AN OVERVIEW                                        DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT PROGRAM:

Approximately 60% of the Fund's assets are invested in equity securities selected for total return potential and approximately 40% are invested in debt securities of varying maturities. On December 31, 1999, the portfolio mix was 65.5% common stocks and 33.9% fixed-income securities, as a percentage of net assets.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS
                               AS OF
                   DECEMBER 31, 1999
One Year:                      7.58%

Three Year:                   12.49%

Since Inception
January 5, 1995:              15.50%


The total return calculations found in this section are calculated at the Fund's level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. They do not reflect insurance contract charges at the Separate Account level, such as the mortality and expense charge. If they did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract charges can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total return calculations represent past performance which is no guarantee of future returns.


COMPARISON OF FUND TO BENCHMARKS

[GRAPH APPEARS HERE]

                 USAA LIFE
                DIVERSIFIED                     LIPPER BALANCED    LEHMAN BROS.
    DATE        ASSETS FUND      S&P 500 INDEX    FUND AVERAGE   AGG. BOND INDEX
    ====        ===========      =============  ===============  ===============

  01/01/1995    $10,000.00         $10,000.00      $10,000.00      $10,000.00
    01/95        10,120.00          10,259.00       10,103.00       10,198.00
    02/95        10,330.00          10,658.08       10,385.88       10,440.71
    03/95        10,550.00          10,972.49       10,559.33       10,504.40
    04/95        10,860.00          11,295.08       10,734.61       10,651.46
    05/95        11,240.00          11,745.75       11,071.68       11,063.67
    06/95        11,300.00          12,018.25       11,267.65       11,144.44
    07/95        11,450.00          12,416.06       11,509.90       11,119.92
    08/95        11,640.00          12,447.10       11,597.38       11,254.47
    09/95        11,970.00          12,972.37       11,828.17       11,363.64
    10/95        11,890.00          12,925.67       11,772.57       11,511.37
    11/95        12,270.00          13,491.81       12,108.09       11,684.04
    12/95        12,633.12          13,752.20       12,265.50       11,847.61
    01/96        12,833.81          14,219.78       12,483.82       11,925.81
    02/96        12,844.38          14,352.02       12,501.30       11,718.30
    03/96        13,108.45          14,489.80       12,536.30       11,636.27
    04/96        13,002.82          14,702.80       12,627.82       11,571.11
    05/96        13,150.70          15,080.66       12,755.36       11,547.97
    06/96        13,340.83          15,137.97       12,765.56       11,702.71
    07/96        13,002.82          14,468.87       12,443.87       11,734.31
    08/96        13,192.95          14,774.16       12,660.40       11,714.36
    09/96        13,678.84          15,604.47       13,136.43       11,918.19
    10/96        14,059.10          16,035.16       13,371.57       12,182.77
    11/96        14,650.62          17,245.81       13,931.84       12,391.10
    12/96        14,440.15          16,904.34       13,746.54       12,275.86
    01/97        14,808.13          17,959.17       14,135.57       12,313.92
    02/97        14,964.24          18,101.05       14,114.37       12,344.70
    03/97        14,573.96          17,358.91       13,710.70       12,207.67
    04/97        14,941.93          18,393.50       14,093.23       12,390.79
    05/97        15,616.42          19,517.34       14,683.73       12,508.50
    06/97        16,051.17          20,385.86       15,118.37       12.657.35
    07/97        16,863.45          22,006.54       15,931.74       12,999.10
    08/97        16,337.18          20,774.17       15,456.97       12,888.61
    09/97        16,966.41          21,910.51       16,031.97       13,078.07
    10/97        16,783.36          21,178.71       15,769.05       13,267.70
    11/97        17,183.79          22,159.28       15,978.78       13,328.73
    12/97        17,428.84          22,540.42       16,183.30       13,463.36
    01/98        17,609.39          22,788.37       16,299.82       13,635.69
    02/98        18,319.54          24,431.41       16,922.48       13,634.78
    03/98        18,813.04          25,682.30       17,414.92       13,671.10
    04/98        18,849.15          25,944.26       17,531.60       13,742.19
    05/98        18,817.00          25,498.02       17,377.32       13,872.74
    06/98        18,913.38          26,533.23       17,752.67       13,990.66
    07/98        18,503.79          26,251.98       17,575.15       14,020.04
    08/98        16,973.85          22,458.57       16,051.38       14,248.57
    09/98        17,576.19          23,898.17       16,720.72       14,581.98
    10/98        18,142.38          25,838.70       17,259.13       14,504.70
    11/98        18,865.19          27,404,52       17,875.28       14,587.38
    12/98        19,107.81          28,983.02       18,599.23       14,631.14
    01/99        19,171.21          30,194.51       18,934.02       14,735.02
    02/99        18,981.02          29,255.46       18,439.84       14,477.16
    03/99        19,488.19          30,425.68       18,930.34       14,556.78
    04/99        20,730.77          31,603.16       19,494.46       14,603.36
    05/99        20,608.25          30,857.32       19,163.06       14,474.85
    06/99        21,123.79          32,569.90       19,672.79       14,428.53
    07/99        20,608.25          31,563.72       19,316.72       14,366.49
    08/99        20,309.78          31,395.95       19,088.78       14,359.31
    09/99        19,848.50          30,535.70       18,873.08       14,525.88
    10/99        20,255.51          32,468.61       19,444.93       14,579.62
    11/99        20,214.81          33,127.73       19,602.43       14,578.16
    12/99        20,555.48          35,075.64       20,194.43       14,508.19

Data represent the last business day of each month.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life Diversified Assets Fund to the Lipper Balanced Fund Average and two industry indexes which most closely resemble the holdings of this Fund.

The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper Balanced Fund Average is the average performance level of all variable annuity balanced funds as reported by Lipper Analytical Services, an independent organization that monitors the performance of variable annuity funds and mutual funds.

The calculations for all indexes and averages are based on a full calendar year in 1995, whereas the Diversified Assets Fund calculations are based on a starting date of January 5, 1995 - the inception date of this Fund. This comparison is for illustrative purposes only.


GENERAL DISCUSSION
By Portfolio Managers R. David Ullom (Common Stock) and Paul Lundmark (Debt Securities)

PERFORMANCE

For the year ended December 31, 1999, the USAA Life Diversified Assets Fund's total return was 7.58% versus 8.58% for similar variable insurance product funds as reported by Lipper Analytical Services, Inc.1 During the year, approximately 65% of the Fund was invested in equities, while the remainder was invested in corporate bonds.

Common Stocks - Performance for the year 1999 was marked by a reversal in market favorites in the second half versus the first half of the year. As you may recall in our Semiannual Report, the market rewarded many cyclical/commodity-oriented stocks in the first half (particularly in the April/May timeframe). However, during the second half of 1999 the market showed a strong preference for companies associated with technology or telecommunications.

Performance was most hindered by weightings in Consumer Cyclicals
(Automobiles, Retailing, Auto Parts), Consumer Staples (Coca-Cola, Walt Disney, Nabisco, and Phillip Morris), selected Financials


B-12    ANNUAL REPORT   1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Diversified Assets Fund
--------------------------------------------------------------------------------
    An Overview (Overview)                              December 31, 1999
--------------------------------------------------------------------------------

(Banks, Consumer Finance, Insurance), and Health Care (Pharmaceuticals and
HMOs). A wide variety of factors contributed to the poor relative performance of these sectors. However, a major contributor is related to the fact that investors showed a preference for shares in the Technology sector, where revenue and earnings growth are thought to be more assured. Also, the market paid less heed to the valuation in determining sectors to invest in.

In addition to the Technology sector, the telecommunications area aided performance of the Fund over the last year. Although transmission of voice has proven to be a competitive market, growth in data transmission for most telecommunication companies is more than offsetting the competitive pressures. Also, selected fund holdings in Basic Materials (Alcoa) and Capital Goods (Boeing, General Electric, Deere & Co., and Avery Dennison) helped the Fund's performance. Finally, the significant rise in energy prices was responsible for the positive relative performance of the Fund's Energy sector.

Debt Securities - Since the beginning of the year, interest rates have risen dramatically. Investors fear that the economy is growing too fast to contain inflation. The Federal Reserve Board has raised the Fed funds rate by 0.75% since May, trying to slow the economy. However, investors feel that more increases may be necessary.

Within the Fund's bond portion, the best performing holdings were AT&T Capital Corporation and Glenborough Properties. AT&T Capital was acquired by CIT (a higher-rated entity) and the price of Glenborough debt was bid up due to the desire of Glenborough to buy back their debt in the open market. The Collateral Mortgage Obligations also performed well. These instruments are defensive in nature and will outperform most other debt securities in a rising interest rate environment. Our Treasury position underperformed but we continue to hold it for diversification purposes.

TOP 10 EQUITY HOLDINGS
as of December 31, 1999
-----------------------------------------
                                    % of
                                Net Assets
Intel Corp.                       2.5%
Oracle Corp.                      2.4
Microsoft Corp.                   1.9
Alcoa, Inc.                       1.9
Bristol-Meyers Squibb Co.         1.8
Chase Manhattan Corp.             1.6
General Electric Co.              1.5
Avery Dennison Corp.              1.5
MCI WorldCom, Inc.                1.4
Sprint Corp.                      1.4

TOP 5 DEBT HOLDINGS
as of December 31, 1999
------------------------------------------------
                               Coupon    % of
                                Rate  Net Assets
Newcourt Credit
Group, Inc.                     7.13%    2.5%
Nationwide Health
Properties, Inc.                8.61      2.5
Empire District
Electric Co.                    7.70      2.5
Firstplus Home Loan
Owner Trust, Series
1998-1, Class A-5               6.25      2.5
Giddings and Lewis, Inc.        7.50      2.4


                                                 1999      ANNUAL REPORT    B-13

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Diversified Assets Fund
--------------------------------------------------------------------------------
    An Overview (Overview)                              December 31, 1999
--------------------------------------------------------------------------------


STRATEGY

Our strategy for the common stock sector of the Life Diversified Assets Fund continues to be one of maintaining a diversified portfolio of stocks. Thus we will continue to have exposure to all the major sectors of the market. Although we are concerned with the valuations in the Technology sector, we have been able to uncover several issues that allow us to maintain a reasonable weighting. Finally, although we do foresee a high probability of further interest rate increases by the Federal Reserve Board, the valuations of many financial service issues are becoming increasingly attractive.

We manage the bond sector so that income is the primary component of total return. Because of our income orientation, we have favored investments in higher yielding instruments, such as corporate bonds and mortgage- and asset-backed securities rather than Treasuries. This investment style resulted in the bond sector outperforming most of its peers this year.


OUTLOOK

Common Stocks - The year 1999 for the major market indices was one of strong performance, but also one of extreme volatility. In fact, if you define volatility as the number of days the S&P 500 moved greater than 1%, then 1999 was the most volatile year of the decade of the 90s. Also, as was true in 1998, performance in 1999 was dominated by the technology sector, as spending on software and hardware continued to grow.

Our primary source of concern for the market in the year 2000 is the direction of interest rates. The Federal Reserve Board seems intent on slowing economic growth and preempting any increase in inflation. Thus, we do expect further rate increases. In turn, the market could experience corrections, particularly in more highly valued sectors.

Debt Securities - Looking to the future, we feel that the economy will continue to be strong, which will result in corporate bonds and mortgage- and asset-backed securities increasing in relative value. Our continued emphasis on finding securities that represent good risk/reward characteristics should result in outperformance over the long term.

Top 10 Industries
as of December 31, 1999
------------------------------------------
                                    % of
                                 Net Assets
Real Estate Investment Trusts       9.5%
Banks - Major Regional              7.4
Computer Software & Service         5.1
Finance - Diversified               3.9
Manufacturing - Specialized         3.9
Telephones                          3.7
Health Care - Diversified           2.9
Electric Utilities                  2.8
Telecommunications -
Long Distance                       2.8
Machinery - Diversified             2.5

1 Lipper Analytical Services, Inc. is an independent organization that monitors fund performance of variable insurance products. Rankings are based on total returns.

B-14     ANNUAL REPORT      1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Aggressive Growth Fund
--------------------------------------------------------------------------------
    An Overview                                         December 31, 1999
--------------------------------------------------------------------------------

COMPARISON OF FUND TO BENCHMARK

[GRAPH APPEARS HERE]

                       USAA LIFE AGG.       RUSSELL 2000(R)
   DATE                 GROWTH FUND             INDEX        S&P 500 INDEX
==========              ===========         ===============  =============
05/01/1997              $10,000.00           $10,000.00      $10,000.00
  05/97                  10,670.00            11,112.00       10,610.99
  06/97                  11,160.00            11,588.70       11,083.18
  07/97                  12,060.00            12,127.58       11,964.30
  08/97                  12,330.00            12,405.30       11,294.29
  09/97                  13,530.00            13,313.37       11,912.09
  10/97                  12,640.00            12,728.91       11,514.23
  11/97                  12,120.00            12,646.17       12,047.34
  12/97                  11,825.53            12,867.48       12,254.55
  01/98                  11,855.86            12,664.18       12,389.35
  02/98                  13,169.80            13,600.06       13,282.62
  03/98                  13,624,63            14,160.38       13,962.69
  04/98                  13,877.32            14,238.26       14,105.11
  05/98                  12,947.15            13,470.82       13,862.51
  06/98                  13,531.00            13,499.11       14,425.32
  07/98                  12,598,89            12,405.68       14,272.42
  08/98                   9,566.96             9,996.50       12,210.05
  09/98                  10,652.72            10,779.22       12,992.72
  10/98                  11,472.16            11,219.02       14,047.72
  11/98                  12,629.62            11,806.89       14,899.02
  12/98                  14,207.04            12,537.74       15,757.20
  01/99                  15,743.49            12,704.49       16,415.85
  02/99                  14,319.71            11,675.43       15,905.32
  03/99                  15,477.17            11,857.56       16,541.53
  04/99                  16,368.31            12,920.00       17,181.69
  05/99                  16,063.13            13,108.63       16,776.20
  06/99                  17,980.81            13,701.14       17,707.28
  07/99                  18,176.70            13,325.73       17,154.81
  08/99                  18,156,08            12,832.68       17,069.04
  09/99                  18,238.56            12,835.25       16,601.35
  10/99                  19,465.46            12,886.59       17,652.21
  11/99                  22,187.33            13,655.92       18,010.55
  12/99                  27,609.83            15,201.77       19,069.57

Data represent the last business day of each month.

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life Aggressive Growth Fund to the broad-based Russell 2000(R) Index, a widely recognized, small-cap index which most closely resembles the holdings of this Fund. The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies within the Russell 3000 Index.

The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

The calculations for the S&P 500 Index are based on a full calendar year in 1995. The calculations for the Russell 2000 are based on a starting date of May 1, 1997, whereas the calculations for the Aggressive Growth Fund are based on a starting date of May 5, 1997. This comparison is for illustrative purposes only.


GENERAL DISCUSSION
By Portfolio Managers John K Cabell and Eric M. Efron

MARKET CONDITIONS

The environment was favorable for U.S. equity investments in 1999. Aided by increased productivity and low inflation, the domestic economy continued to grow at a healthy pace. Overseas economies, boosted by early signs of recovery from a severe downturn in Asia, advanced in the aggregate as well. Earnings, for the most part, advanced sharply both in the U.S. and abroad. On a less positive note, interest rates increased slightly amidst concerns that inflation would heat up, but in the end, this was not enough to offset the good news on the earnings front.

Under these conditions, U.S. stock markets flourished, with all the major indices advancing. Against this backdrop, several trends were prominent, in our analysis:

 .  The multi-year performance edge of large cap stocks versus small narrowed.
   Investors finally appear to have become more willing to forego some of the liquidity of large cap equities in order to take advantage of the attractive valuations and growth prospects of smaller ones. Thus the Russell 2000 Index, a leading benchmark of small cap stock performance advanced 21.26%, virtually matching that of the S&P 500, a major large cap indicator, which was up by 21.03%.

 . Technology equities reigned supreme. Helped by an extremely strong initial public offerings (IPO)


INVESTMENT PROGRAM:

Invests in equity securities. The Fund will invest in companies that have the prospect of rapidly growing earnings.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS
                               AS OF
                   DECEMBER 31, 1999
One Year:                     94.34%

Since Inception
May 1, 1997:                  46.35%

The total return calculations found in this section are calculated at the Fund's level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. They do not reflect insurance contract charges at the Separate Account level, such as the mortality and expense charge. If they did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract charges can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total return calculations represent past performance which is no guarantee of future returns.

                                                  1999     ANNUAL REPORT    B-15

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Aggressive Growth Fund
--------------------------------------------------------------------------------
    An Overview (Continued)                             December 31, 1999
--------------------------------------------------------------------------------

   cycle, the tech-heavy NASDAQ Composite1 soared 85.59%, outstripping all the other major stock indices by a wide margin.

 . Largely influenced by the technology boom, growth stocks enjoyed very strong performance, while value stocks languished. A breakdown of the Russell 2000 Index makes this readily apparent. Russell 2000 Growth was up by 43.09% for the year, whereas Russell 2000 Value declined -1.49%.


PERFORMANCE

The USAA Life Aggressive Growth Fund was well positioned to take advantage of the conditions listed above. Helped by its emphasis on growth over value, by its sizeable investments in technology as well as in other well-performing areas such as communications services and biotech, and by its active participation in the IPO market, the Fund had a very strong year, providing a total return of 94.34%.


PORTFOLIO STRATEGY

There have been no major adjustments to our strategy over the past six months.

We believe that change is central to existence and is inevitable. Those entities that embrace change are likely to succeed and thrive whereas those that resist it are doomed to failure at worst and to extremely limited prospects at best. With this in mind, we try to identify long-term social and economic trends that are in their early stages and are potentially powerful and pervasive. We then aggregate these trends into six overriding themes--the telecommunications revolution, new computing, new products and services, the drive for efficiency, changing lifestyles, and consolidation--and look to invest in companies that are in a good position to benefit from the changes that lie ahead.

In addition, we focus our investments on companies that are either growing rapidly or have the potential to do so. We believe that rapid growth is one of the best ways to build value over the long term. We are willing to pay premium valuations for the companies in which we invest because we are confident that the premiums will be paid off handsomely over time. We are firm believers of the old adage that you "get what you pay for."

Our investments tend to focus on small to mid cap companies because this is where most of the rapid growth and innovation that we desire is to be found. Nevertheless, we will also invest in larger companies--Microsoft, Intel, Cisco, Dell Computers, Clear Channel Communications, Infinity Broadcasting, and Home Depot, for example--that possess the attributes we seek. We wish to stress that "aggressive growth" is not synonymous with small cap; instead, it transcends market capitalization categories.

We have overweighted our investments in the technology and communications areas. The Internet (Network Solutions, Concentric Networks) is rapidly transforming how we communicate, do business, and live. At the same time, old telecommunications monopolies worldwide are crumbling in the face of deregulation and competition, as new companies (Global Telesystems, Global Crossing, Level 3 Communications) arise to provide the Internet and other new services that customers demand.

TOP 10 EQUITY HOLDINGS
as of December 31, 1999
-------------------------------------------
                                     % of
                                 Net Assets
IDEC Pharmaceuticals Corp.            4.3%
Home Depot, Inc.                      3.5
Genetech, Inc.                        2.9
Harmonic Lightwaves, Inc.             2.5
Network Solutions, Inc. "A"           2.2
TranSwitch Corp.                      2.0
Williams-Sonoma, Inc.                 2.0
JDS Uniphase Corp.                    1.8
Metromedia Fiber Network, Inc. "A"    1.8
VoiceStream Wireless, Corp. "A"       1.7


B-16     ANNUAL REPORT    1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Aggressive Growth Fund
--------------------------------------------------------------------------------
    An Overview (Continued)                             December 31, 1999
--------------------------------------------------------------------------------

Almost as rapidly as these new companies are being established, companies within the industry are acquiring one another (Metromedia Fiber Networks/AboveNet Communications, VoiceStream Wireless/Omnipoint) in order to position themselves for dominance in the new telecommunications age. All of this is stimulating huge demand for the networking and data communications equipment (Cisco Systems, Ciena Corp., Harmonic Inc.) that goes into the telecommunications infrastructure and for the semiconductors (Vitesse Semiconductor, Applied Micro Circuits, Triquint Semiconductor, MMC Networks) and other components (JDS Fitel) that go into the equipment.

All the companies mentioned here are holdings or recent sales in the Fund and fit within the six major themes mentioned above. Taken together with our other positions in the technology and communications areas, they contributed significantly to our strong relative performance during the 12 months ended December 31. We are also taking advantage of opportunities in other promising industries such as retailing (Abercrombie & Fitch, 99 Cents Only Stores, Williams-Sonoma), biotechnology (Idec Pharmaceuticals, Immunex Corp.), health care (Express Scripts), and financial services (Knight Trimark).


OUTLOOK

Without a doubt, the Fund had a great year in 1999. The positive conditions that contributed so strongly to performance during the past year remain in place. Most signs point to moderation in terms of economic growth, corporate earnings, inflation, and interest rates. This makes us optimistic about future equity investment prospects.

Nevertheless, we would be remiss not to point out that past performance is not a guarantee of future results. As good as the fundamental outlooks of our individual holdings might be, stocks in general, and technology issues in particular, are selling at valuations that defy conventional investment wisdom. This could leave them exposed to any possible negative news including, political and social disruptions, earnings disappointments, residual Y2K issues, and rising inflation and interest rates. Volatility has always been a central characteristic of aggressive growth investing, and in our opinion, this will continue to be the case.

In the event of a stock market correction, this Fund may be more vulnerable than many others due to its large concentration of high valuation and low market capitalization holdings. Should this occur, we urge aggressive growth investors to maintain their long-term perspective. No matter how painful stock market corrections and bear markets may be, they have proved to be nothing more than temporary disruptions to an immutable trend of increasing values for well-managed and correctly positioned growth companies. We believe that the companies such as the ones comprising our portfolio meet these standards.

1 The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on the NASDAQ System.

   The performance of the Aggressive Growth Fund will reflect the volatility of investment in small cap stock and initial public offerings.

TOP 10 INDUSTRIES
as of December 31, 1999
------------------------------------------
                                     % of
                                 Net Assets
Biotechnology                        16.1
Internet Services                    10.4
Communications Equipment              8.3
Telephones                            7.8
Electronics - Semiconductors          6.9
Computer Software & Service           5.3
Retail - Building Supplies            3.9
Telecommunications -
   Cellular/Wireless                  3.7
Retail - Specialty                    3.5
Drugs                                 2.9


                                               1999     ANNUAL REPORT       B-17

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA Life International Fund
--------------------------------------------------------------------------------
    An Overview                                         December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT PROGRAM:

At least 80% of the Fund's assets will be invested in equity securities of foreign companies.

NET ASSET VALUE (NAV)
AVERAGE ANNUAL
TOTAL RETURNS
                               AS OF
                   DECEMBER 31, 1999
One Year:                     28.33%

Since Inception
May 1, 1997:                  12.14%

The total return calculations found in this section are calculated at the Fund's level and reflect the change in the net asset value (NAV), the reinvestment of income dividends, and the deductions of Fund expenses. They do not reflect insurance contract charges at the Separate Account level, such as the mortality and expense charge. If they did, the performance quoted above would be lower. More specific information regarding the Fund expenses and insurance contract charges can be found in the Variable Annuity and Variable Universal Life prospectuses. These NAV total return calculations represent past performance which is no guarantee of future returns.


COMPARISON OF FUND TO BENCHMARK

[GRAPH APPEARS HERE]

                               LIFE              MORGAN STANLEY
      DATE              INTERNATIONAL FUND     CAPITAL INDEX-EAFE
      ====              ===================    ==================

    05/01/1997              $10,000.00             $10,000.00
      05/97                  10,300.00              10,651.00
      06/97                  10,710.00              11,237.87
      07/97                  11,080.00              11,419.92
      08/97                  10,470.00              10,566.86
      09/97                  11,180.00              11,158.60
      10/97                  10,440.00              10,300.50
      11/97                  10,110.00              10,195.44
      12/97                  10,191.91              10,284.14
      01/98                  10,171.63              10,754.12
      02/98                  10,830.81              11,444.54
      03/98                  11,530.55              11,797.03
      04/98                  11,773.94              11,890.23
      05/98                  11,585.69              11,831.96
      06/98                  11,311.77              11,921.89
      07/98                  11,261.05              12,042.30
      08/98                   9,404.50              10,550.26
      09/98                   9,079.85              10,226.36
      10/98                   9,911.75              11,291.95
      11/98                  10,175.52              11,870.10
      12/98                  10,577.39              12,337.78
      01/99                  10,731.13              12,300.77
      02/99                  10,351.90              12,008.01
      03/99                  10,577.39              12,508.74
      04/99                  11,110.36              13,015.35
      05/99                  10,823.37              12,345.06
      06/99                  11,223.10              12,826.51
      07/99                  11,622.83              13,207.46
      08/99                  11,756.07              13,256.33
      09/99                  11,776.57              13,390.22
      10/99                  11,889.31              13,892.35
      11/99                  12,565.77              14,374.42
      12/99                  13,573.50              15,665.24

The graph above compares the performance of a $10,000 hypothetical investment in the USAA Life International Fund to the Morgan Stanley Capital Index
(MSCI)- EAFE. The MSCI EAFE is an unmanaged index which reflects the movements of stock markets in Europe, Australia, and the Far East (EAFE) by representing a broad selection of domestically listed companies within each market.

The calculations for the EAFE are based on a starting date of May 1, 1997, whereas the calculations for the International Fund are based on a starting date of May 5, 1997. This comparison is for illustrative purposes only.


GENERAL DISCUSSION
by Portfolio Mangers Albert Sebastian, David G. Peebles, and Kevin P. Moore


MARKET CONDITIONS

For the year ended December 31, 1999, the Fund's total return was 28.33% compared with the Lipper International Funds Average1 return of 42.88% and the Morgan Stanley Capital Index (MSCI)-EAFE return of 26.96%. The Fund's performance was negatively impacted by its underweighted position in Japan and other Asian markets, while holdings in telecommunications and technology benefited performance for the period.

Europe - In Europe, rising interest rates as well as weak currencies negatively impacted equity returns. An improved profit outlook and stronger economic growth positively impacted equity returns. Telecommunications and technology stocks were the best-performing issues, with media and mining stocks also performing well. However, auto-related and interest-rate-sensitive stocks performed poorly for the period.

Canada - Our strategy of overweighting Canada proved correct as Canadian equity returns exceeded the broad international stock averages. Telecommunication and technology stocks performed well throughout the year while energy stocks had strong relative performance in the first half.


B-18     ANNUAL REPORT    1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA Life International Fund
--------------------------------------------------------------------------------
    An Overview (Continued)                             December 31, 1999
--------------------------------------------------------------------------------

Japan - The market continued to be very strong during the last six months due mainly to global popularity of telecommunications and technology stocks. Growth stocks continued to outperform value stocks due to the secular transformation of the Japanese economy -- from manufacturing to service. The other focus of the market in 1999 was corporate restructuring, which we expect to continue next year. Consolidation of the banking sector should continue which would, in turn, bring more efficient credit usage. The yen turned around after the middle of the year with expectation of a stronger Japanese economic recovery. The Organization for Economic Cooperation and Development (OECD) recently revised its growth projection for the gross domestic product (GDP) from -0.9% to +1.4% for the year 2000. The current Obuchi administration appears to be very solid, and we expect no political turmoil to take place in the next six months. Our overweighing in the technology and telecommunications sectors positively impacted our performance.

Emerging Markets - Most of the regional markets suffered a pullback in the midsummer months, and all, except for some Eastern European markets, experienced strong rallies beginning in late September. Over the past six months, emerging markets have retained or added to most of the gains they experienced since the lows during the Russian and Asian crises of late 1998. Expectations for the Asian economies continued to rise during the last six months while concerns lingered regarding Eastern European economies. Commodity price increases and interest rate declines continue to support a rebound in the South African economy. The Latin markets have also rebounded as concerns about presidential elections in Mexico and economic concerns in Brazil have receded.


OUTLOOK

We continue to be encouraged by the strength of the global economy and continue to view Europe positively. European valuations still look relatively

TOP 10 EQUITY HOLDINGS
as of December 31, 1999
-------------------------------------------
                                     % of
                                 Net Assets
Nokia Corp. SPON ADR (Finland)      3.6%
Nortel Networks Corp. (Canada)      2.1
Telefonica de Espana
S.A. ADR (Spain)                    2.0
Total Fina SA-SPON ADR (France)     2.0
Sony Corp. (Japan)                  1.8
Kloninklijke Philips Electronics
N.V. ADR (Netherlands)              1.7
WPP Group  plc (U.K.)               1.7
Akzo Nobel, N.V. (Netherlands)      1.6
Aventis S.A. (France)               1.6
Cookson Group plc (U.K.)            1.5

TOP 10 INDUSTRIES
OF EQUITY HOLDINGS
as of December 31, 1999
------------------------------------------
                                     % of
                                 Net Assets
Telephones                         12.5%
Banks - Major Regional              7.4
Drugs                               5.8
Communication Equipment             5.8
Insurance - Multi-Line Companies    4.5
Oil - International Integrated      3.9
Auto Parts                          2.5
Chemicals - Specialty               2.4
Retail - Specialty                  2.3
Electrical Equipment                2.2


                                                    1999   ANNUAL REPORT    B-19

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA Life International Fund
--------------------------------------------------------------------------------
    An Overview (Continued)                             December 31, 1999
--------------------------------------------------------------------------------

attractive, and interest rates in Europe have the potential to decline based on a benign inflation outlook. The value of the Eurodollar could stabilize-- or possibly move higher -- as economic growth patterns in the United States and Europe converge next year. We are comfortable with our energy exposure, as the fundamental values of the stocks do not reflect current energy prices. In Japan, the market will continue to be led by telecommunications and technology sectors as well as by large-capitalization growth stocks. We believe that a combination of falling interest rates in emerging markets and increased global growth provides the potential for a positive backdrop in 2000.

1 The Lipper International Funds Average is the average performance level of all international funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

   Foreign investing is subject to additional risks such as currency fluctuations, market illiquidity, and political instability. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.


COUNTRY WEIGHTINGS AS A PERCENTAGE OF NET ASSETS
as of December 31, 1999
-------------------------------------------------
     Other* 14.6

     Portugal 2.3%

     Spain 4.3%

     Norway 2.4%

     Sweden 2.2%

     Denmark 3.0%

     Germany 2.6%

     Italy 4.3%

     Switzerland 2.7%

     Finland 5.8%

     Canada 7.1%

     France 7.6%

     Netherlands 9.9%

     Japan 14.4%

     United Kingdom 17.2%

* Countries representing less than 2% of the portfolio and U.S. Government and Agency Issues.

B-20     ANNUAL REPORT   1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         Independent Auditors' Report
--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES

USAA LIFE INVESTMENT TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the USAA Life Money Market Fund, USAA Life Income Fund, USAA Life Growth and Income Fund, USAA Life World Growth Fund, USAA Life Diversified Assets Fund, USAA Life Aggressive Growth Fund, and USAA Life International Fund, all funds of the USAA Life Investment Trust, as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Life Money Market Fund, USAA Life Income Fund, USAA Life Growth and Income Fund, USAA Life World Growth Fund, USAA Life Diversified Assets Fund, USAA Life Aggressive Growth Fund, and USAA Life International Fund as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for the each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                     /s/ KPMG LLP
                                                     ------------------------
                                                     KPMG LLP

San Antonio, Texas
February 4, 2000


                                                     1999   ANNUAL REPORT   B-21

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA Life Money Market Fund
--------------------------------------------------------------------------------
          Portfolio of Investments                  December 31, 1999
--------------------------------------------------------------------------------

Principal                                         Coupon or
  Amount                                          Discount                         Value
  (000)                Security                     Rate            Maturity       (000)
----------             --------                  ----------        ---------      --------
              FIXED-RATE INSTRUMENTS (69.9%)
           ALUMINUM
$  1,094   Aluminum Company of America, CP          6.15%          2/03/2000      $  1,088
                                                                                  --------
           ELECTRIC UTILITIES
   1,000   Northern States Power Minnesota, CP      6.00           1/13/2000           998
                                                                                  --------
           ELECTRICAL EQUIPMENT
   1,184   Emerson Electric Co., CP                 6.05           1/31/2000         1,178
                                                                                  --------
           FINANCE - CONSUMER
     999   Associates Corp. of North America, CP    4.00           1/03/2000           999
   1,433   Ford Credit Europe plc, CP               6.06           1/14/2000         1,430
   1,250   Ford Motor Credit, CP                    6.35           1/05/2000         1,249
   1,282   General Motors Acceptance Corp., CP      6.40           1/26/2000         1,276
   1,099   Household Finance Corp., CP              6.00           2/01/2000         1,093
   1,291   Toyota Motor Credit Corp., CP            5.91           1/12/2000         1,289
     500   Yamaha Motor Finance Corp., CP, (LOC)    5.80           2/28/2000           496
                                                                                  --------
                                                                                     7,832
           FOODS
     971   H.J. Heinz Co., CP                       5.95           1/20/2000           968
   1,429   Sara Lee Corp., CP                       5.85           1/06/2000         1,428
                                                                                  --------
                                                                                     2,396
                                                                                  --------
           OIL & GAS - REFINING/MANUFACTURING
   1,247   Motiva Enterprises, CP                   5.85           1/10/2000         1,245
                                                                                  --------
           TELEPHONES
   1,532   Bellsouth Telecommunications Inc., CP    6.10           1/19/2000         1,527
                                                                                  --------
           U.S. GOVERNMENT
     821   Federal Farm Credit Bank, DN             5.58           1/18/2000           819
     374   Federal Farm Credit Bank, DN             5.64           1/28/2000           372
     906   Federal Home Loan Mortgage, DN           5.60           1/11/2000           904
   1,000   Federal Home Loan Mortgage, DN           5.63           1/21/2000           997
     929   Federal Home Loan Mortgage, DN           5.78           1/25/2000           925
     681   Federal Home Loan Mortgage, DN           5.63           1/27/2000           678
     359   Federal Home Loan Mortgage, DN           5.60           1/28/2000           358
     687   Federal National Mortgage Assn., DN      5.60           1/18/2000           685
                                                                                  --------
                                                                                     5,738
                                                                                  --------
           Total fixed-rate instruments (cost: $22,002)                             22,002

           VARIABLE-RATE DEMAND NOTES (31.3%)

           ASSET BACKED SECURITIES
     610   Capital One Funding Corp., Notes,
               Series 1995C, (LOC)                  6.60          10/01/2015           610
     678   Capital One Funding Corp., Notes,
               Series 1996E, (LOC)                  6.60           7/02/2018           678
                                                                                  --------
                                                                                     1,288
                                                                                  --------
           AUTO PARTS
     600   Alabama IDA RB (Rehau Project), (LOC)    6.55          10/01/2019           600
     985   Bardstown, KY, RB, Series 1994, (LOC)    6.55           6/01/2024           985
                                                                                  --------
                                                                                     1,585

Principal                                         Coupon or
  Amount                                          Discount                         Value
  (000)                Security                     Rate            Maturity       (000)
----------             --------                  ----------        ---------      --------

           HEALTH CARE - DIVERSIFIED

$    300   GMS Associates II Project Health Care
              RB, Series 1995 (LOC)                 6.60%          8/15/2025      $   300
                                                                                  --------
           HEALTH CARE - SPECIALIZED SERVICES
     800   Mason City Clinic, P.C., IA, Bonds,
               Series 1992, (LOC)                   6.50           9/01/2022          800
                                                                                  --------
           HOSPITALS
     700   Dome Corp., Bonds, Series 1991, (LOC)    6.65           8/31/2016          700
                                                                                  --------
           LEISURE TIME
     960   Fox Valley Ice Arena, IL, RB,
               Series 1997, (LOC)                   5.90           7/01/2027          960
                                                                                  --------
           NURSING/CONTINUING CARE CENTERS
     965   Lincolnwood Funding Corp. RB,
               Series 1995A, (LOC)                  6.65           8/01/2015          965
                                                                                  --------
           PAPER & FOREST PRODUCTS
     963   Bancroft Bag, Inc. Notes,
               Series 1998, (LOC)                   6.60          11/01/2008          963
                                                                                  --------
           REAL ESTATE - OTHER
     100   MMR Funding I, Note, Series A (LOC)      6.60           9/01/2010          100
     900   Shepherd Capital, L.L.C., Notes,
               Series 1997, (LOC)                   6.53           7/15/2047          900
                                                                                  --------
                                                                                    1,000
                                                                                  --------
           RETAIL - DEPARTMENT STORES
   1,300   Belk Inc. RB, Series 1998, (LOC)         6.75           7/01/2008        1,300
                                                                                  --------
           Total variable-rate demand notes (cost: $9,861)                          9,861
                                                                                  --------
           Total investments (cost: $31,863)                                      $ 31,863
                                                                                  ========

B-22     ANNUAL REPORT     1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA Life Money Market Fund
--------------------------------------------------------------------------------
   Portfolio of Investments (Continued)                  December 31, 1999
--------------------------------------------------------------------------------

                      PORTFOLIO SUMMARY BY CONCENTRATION

        Finance - Consumer                                24.9%
        U.S. Government                                   18.2
        Foods                                             7.6
        Auto Parts                                        5.0
        Telephones                                        4.8
        Retail - Department Stores                        4.1
        Asset Backed Securities                           4.1
        Oil & Gas - Refining/Manufacturing                4.0
        Electrical Equipment                              3.7
        Aluminum                                          3.5
        Real Estate - Other                               3.2
        Electric Utilities                                3.2
        Nursing/Continuing Care Centers                   3.1
        Paper & Forest Products                           3.1
        Leisure Time                                      3.0
        Health Care - Specialized Services                2.5
        Hospitals                                         2.2
        Health Care - Diversified                         1.0
                                                       --------
        Total                                           101.2%
                                                       ========


See accompanying Notes to Portfolio of Investments page B-41.


                                                  1999    ANNUAL REPORT     B-23

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA Life Income Fund
--------------------------------------------------------------------------------
          Portfolio of Investments                  December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
  Number                                                       Value
of Shares                      Security                        (000)
---------                      --------                       -------

           PREFERRED STOCKS (10.9%)

 15,000    Avalon Bay Communities, Inc., "F", 9.00%
               cumulative redeemable                           $  302
 12,000    Duke Realty Investments, Inc. depository
               shares "A", 9.10% cumulative redeemable            240
 12,000    Equity Residential Properties Trust depository
               shares "C", 9.125% cumulative redeemable           261
  6,000    Post Properties, Inc. "A", 8.50% cumulative
               redeemable                                         231
  6,000      Prologis Trust, Inc. "C", 8.54% cumulative
               redeemable                                         251
  12,000   Shurgard Storage Centers, Inc. "B", 8.80%
               cumulative redeemable                              246
  12,000   United Dominion Realty Trust, Inc. depository
               shares "A", 9.25% cumulative redeemable            234
                                                               ------
           Total preferred stocks (cost: $2,199)                1,765
                                                               ------


Principal                                      Coupon or
 Amount                                        Discount                Value
 (000)           Security                        Rate      Maturity    (000)
-------          --------                      ---------   --------    -----

        CORPORATE OBLIGATIONS (19.9%)

$  300  Caliber Systems, Inc., Notes             7.80%     8/01/2006   $   293
   500  Chase Manhattan Corp.,
            Subordinated Notes                   7.13      2/01/2007       489
   500  Finova Capital Corp., MTN                6.00      1/07/2004       472
   500  First Union Corp., Subordinated Notes    7.50      7/15/2006       498
   500  Household Finance Corp., Notes           7.25      5/15/2006       493
   500  Province of Quebec, Global Debentures    7.00      1/30/2007       490
   500  Wells Fargo & Co., Subordinated Notes    6.88      4/01/2006       485
                                                                       -------
        Total corporate obligations (cost: $3,254)                       3,220
                                                                       -------


  U.S. GOVERNMENT & AGENCY ISSUES (68.4%)

        FEDERAL NATIONAL MORTGAGE ASSN. (6.5%)
 1,088  7.00%, 6/01/2024 - 10/01/2026                                    1,058
                                                                       -------
        GOVERNMENT NATIONAL MORTGAGE ASSN. (53.4%)
 8,475  6.00%, 4/15/2028 - 9/15/2028                                     7,724
   978  7.00%, 6/15/2029                                                   945
                                                                       -------
                                                                         8,669
                                                                       -------
        U.S. TREASURY BONDS (8.5%)
 1,664  5.25%, 11/15/2028                                                1,372
                                                                       -------
        Total U.S. government & agency issues (cost: $11,904)           11,099
                                                                       -------
        Total investments (cost: $17,357)                              $16,084
                                                                       =======

                      PORTFOLIO SUMMARY BY CONCENTRATION

          U.S. Government                            68.4%
          Real Estate Investment Trusts              10.9
          Banks - Money Center                        6.1
          Finance - Consumer                          3.1
          Foreign Government                          3.0
          Banks - Major Regional                      3.0
          Finance - Diversified                       2.9
          Truckers                                    1.8
                                                    -------
          Total                                      99.2%
                                                    =======

See accompanying Notes to Portfolio of Investments page B-41.

B-24  Annual Report    1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Growth and Income Fund
--------------------------------------------------------------------------------
          Portfolio of Investments                  December 31, 1999
--------------------------------------------------------------------------------
                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
           COMMON STOCKS (96.4%)

           AEROSPACE/DEFENSE (2.2%)
 34,000    B.F. Goodrich Co.                                  $   935
 23,000    Boeing Co.                                             956
                                                              -------
                                                                1,891
                                                              -------
           ALUMINUM (2.7%)
 27,000    Alcoa, Inc.                                          2,241
                                                              -------
           AUTOMOBILES (1.3%)
 21,000    Ford Motor Co.                                       1,122
                                                              -------
           AUTO PARTS (1.3%)
 35,000    Lear Corp.*                                          1,120
                                                              -------
           BANKS - MAJOR REGIONAL (1.7%)
 22,634    Fleet Financial Group, Inc.                            788
 18,000    SouthTrust Corp.                                       681
                                                              -------
                                                                1,469
                                                              -------
           BANKS - MONEY CENTER (2.4%)
 18,368    Bank of America Corp.                                  922
 14,000    Chase Manhattan Corp.                                1,088
                                                              -------
                                                                2,010
                                                              -------
           BEVERAGES - ALCOHOLIC (0.8%)
  9,000    Anheuser-Busch Companies, Inc.                         638
                                                              -------
           BEVERAGES - NONALCOHOLIC (1.8%)
 15,500    Coca-Cola Co.                                          903
                                                              -------
 38,000    Pepsi Bottling Group, Inc.                             629
                                                              -------
                                                                1,532
                                                              -------
           CHEMICALS (1.0%)
 40,000    Lyondell Petrochemical Co.                             510
 19,000    Millennium Chemicals, Inc.                             375
                                                              -------
                                                                  885
                                                              -------

           COMMUNICATION EQUIPMENT (2.0%)
 22,672    Lucent Technologies, Inc.                            1,696
                                                              -------

           COMPUTER - HARDWARE (2.9%)
 10,500    Hewlett-Packard Co.                                  1,196
 11,600    IBM Corp.                                            1,253
                                                              -------
                                                                2,449
                                                              -------
           COMPUTER - NETWORKING (3.1%)
 24,000    Cisco Systems, Inc.*                                 2,571
                                                              -------
           COMPUTER SOFTWARE & SERVICE (6.5%)
 21,000    Microsoft Corp.*                                     2,452
 18,300    Oracle Corp.*                                        2,051
 12,000    Parametric Technology Corp.*                           325
 19,900    Unisys Corp.*                                          636
                                                              -------
                                                                5,464
                                                              -------
           CONSUMER JEWELRY AND NOVELTIES - MISCELLANEOUS (0.8%)
 27,000    American Greetings Corp. "A"                           638
                                                              -------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
           CONTAINERS - METALS & GLASS (0.6%)
 13,500    Ball Corp.                                         $   532
                                                              -------
           DRUGS (4.3%)
 22,000    Merck & Co., Inc.                                    1,475
 11,000    Pfizer, Inc.                                           357
 31,000    Pharmacia & Upjohn, Inc.                             1,395
 12,000    Watson Pharmaceuticals, Inc.*                          430
                                                              -------
                                                                3,657
                                                              -------
           ELECTRIC UTILITIES (1.1%)
 40,000    Reliant Energy, Inc.                                   915
                                                              -------
           ELECTRICAL EQUIPMENT (2.3%)
 12,500    General Electric Co.                                 1,934
                                                              -------
           ELECTRONICS - SEMICONDUCTORS (2.2%)
 23,000    Intel Corp.                                          1,893
                                                              -------
           ENTERTAINMENT (0.9%)
 25,000    Walt Disney Co.                                        731
                                                              -------
           EQUIPMENT - SEMICONDUCTORS (1.7%)
 11,000    Applied Materials, Inc.*                             1,394
                                                              -------
           FINANCE - CONSUMER (1.1%)
 19,000    PMI Group, Inc.                                        927
                                                              -------
           FINANCE - DIVERSIFIED (5.5%)
 25,966    Associates First Capital Corp. "A"                     712
 27,000    Citigroup, Inc.                                      1,500
 17,000    Morgan Stanley, Dean Witter & Co.                    2,427
                                                              -------
                                                                4,639
                                                              -------
           FOODS (2.4%)
 23,000    Bestfoods                                            1,209
 24,000    Nabisco Group Holding Corp.                            255
 18,000    Nabisco Holdings Corp. "A"                             569
                                                              -------
                                                                2,033
                                                              -------
           HEALTH CARE - DIVERSIFIED (3.7%)
 22,000    American Home Products Corp.                           868
 17,300    Bristol-Myers Squibb Co.                             1,110
 12,000    Johnson & Johnson, Inc.                              1,118
                                                              -------
                                                                3,096
                                                              -------
           HEALTH CARE - HMOs (1.1%)
 17,000    Aetna, Inc.                                            949
                                                              -------
           HOTELS (0.6%)
 20,000    Starwood Hotels & Resorts Worldwide, Inc.              470
                                                              -------
           HOUSEHOLD PRODUCTS (2.9%)
 22,000    Kimberly-Clark Corp.                                 1,436
  9,000    Procter & Gamble Co.                                   986
                                                              -------
                                                                2,422
                                                              -------


                                                     1999   ANNUAL REPORT   B-25

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Growth and Income Fund
--------------------------------------------------------------------------------
    Portfolio of Investments (Continued)                December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
           INSURANCE - LIFE/HEALTH (0.3%)
 11,000    Stancorp Financial Group, Inc.                     $   277
                                                              -------
           INSURANCE - MULTI-LINE COMPANIES (2.1%)
 16,375    American International Group, Inc.                   1,771
                                                              -------
           INSURANCE - PROPERTY/CASUALTY (0.6%)
 23,000    Everest Reinsurance Holdings, Inc.                     513
                                                              -------
           LEISURE TIME (1.1%)
 41,000    Brunswick Corp.                                        912
                                                              -------
           MACHINERY - DIVERSIFIED (1.3%)
 25,000    Deere & Co.                                          1,084
                                                              -------
           MANUFACTURING - DIVERSIFIED INDUSTRIES (1.3%)
 14,600    Eaton Corp.                                          1,060
                                                              -------
           MANUFACTURING - SPECIALIZED (2.1%)
 24,000    Avery Dennison Corp.                                 1,749
                                                              -------
           MEDICAL PRODUCTS & SUPPLIES (1.7%)
 21,000    Bausch & Lomb, Inc.                                  1,437
                                                              -------
           OIL - DOMESTIC INTEGRATED (2.0%)
 28,000    Conoco, Inc. "A"                                       693
 45,000    Occidental Petroleum Corp.                             973
                                                              -------
                                                                1,666
                                                              -------
           OIL - INTERNATIONAL INTEGRATED (2.6%)
 17,000    Royal Dutch Petroleum Co.                            1,027
 22,000    Texaco, Inc.                                         1,195
                                                              -------
                                                                2,222
                                                              -------

           OIL & GAS - DRILLING/EQUIPMENT (0.8%)
 32,400    Helmerich & Payne, Inc.                                707
                                                              -------

           OIL & GAS - EXPLORATION & PRODUCTION (1.1%)
 21,000    Apache Corp.                                           776
 12,000    Union Pacific Resources, Inc.                          153
                                                              -------
                                                                  929
                                                              -------
           PAPER & FOREST PRODUCTS (1.2%)
 10,000    Jefferson Smurfit Group plc                            290
 10,400    Weyerhaeuser Co.                                       747
                                                              -------
                                                                1,037
                                                              -------
           PHOTOGRAPHY - IMAGING (0.8%)
 28,500    Xerox Corp.                                            647
                                                              -------
           RAILROADS/SHIPPING (1.1%)
 44,000    Norfolk Southern Corp.                                 902
                                                              -------
           RETAIL - DEPARTMENT STORES (0.3%)
 11,000    J.C. Penney Company, Inc.                              219
                                                              -------
           RETAIL - GENERAL MERCHANDISING (3.1%)
 27,000    Sears, Roebuck & Co.                                   822
 26,000    Wal-Mart Stores, Inc.                                1,797
                                                              -------
                                                                2,619
                                                              -------


                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
           SAVINGS & LOAN HOLDING CO. (0.9%)
 30,000    Washington Mutual, Inc.                            $   780
                                                              -------
           SERVICES - COMMERCIAL & CONSUMER (1.1%)
 18,000    Hertz Corp. "A"                                        902
                                                              -------
           SERVICES - DATA PROCESSING (1.5%)
 25,000    First Data Corp.                                     1,233
                                                              -------
           TELECOMMUNICATIONS - LONG DISTANCE (3.6%)
 15,750    AT&T Corp.                                             799
 13,500    MCI WorldCom, Inc.*                                    716
 22,200    Sprint Corp.                                         1,494
                                                              -------
                                                                3,009
                                                              -------
           TELEPHONES (4.9%)
  28,000   Bell Atlantic Corp.                                  1,724
  21,000   GTE Corp.                                            1,482
  18,000   SBC Communications Inc.                                877
                                                              -------
                                                                4,083
                                                              -------
           Total common stocks (cost: $55,839)                 81,076
                                                              -------


Principal
 Amount
 (000)
---------
           SHORT-TERM (3.4%)

           U.S. GOVERNMENT AGENCY ISSUE
$  2,858   Federal Home Loan Bank, 1.28%,
            1/03/2000 (cost: $2,858)                            2,858
                                                              -------
           Total investments (cost: $58,697)                  $83,934
                                                              =======

See accompanying Notes to Portfolio of Investments page B-41.

B-26   ANNUAL REPORT   1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA Life World Growth Fund
--------------------------------------------------------------------------------
        Portfolio of Investments                      December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
           FOREIGN SECURITIES (59.8%)

           FOREIGN STOCKS (59.7%)
           ARGENTINA (0.1%)
   1,519   IRSA Inversiones y Representaciones S.A. GDR       $    49
                                                              -------
           AUSTRIA (0.9%)
     900   Bank Austria AG                                         51
   2,500   Boehler Uddeholm AG                                    115
   2,750   VA Flughafen Wien AG                                    96
     650   VA Technologie AG                                       43
                                                              -------
                                                                  305
                                                              -------
           BRAZIL (0.6%)
   1,900   Companhia Brasileira de Distribuicao Grupo Pao
            de Acucar ADR                                          61
   2,900   Panamerican Beverages, Inc. "A"                         60
 267,000   Petroleo Brasileiro S.A. (Preferred)                    68
                                                              -------
                                                                  189
                                                              -------
           CANADA (4.4%)
  12,100   Anderson Exploration Ltd.*                             145
   3,200   Canadian Imperial Bank of Commerce                      76
   8,000   Canadian National Railway Co.                          211
   8,900   Canadian Occidental Petroleum Ltd.                     176
   7,900   Manulife Financial Corp.*                              100
   4,300   Nortel Networks Corp.                                  434
   4,800   Suncor Energy, Inc.                                    200
   5,400   Toronto-Dominion Bank                                  145
                                                              -------
                                                                1,487
                                                              -------
           CHILE (0.1%)
      52   Sociedad Quimica y Minera de Chile S.A. ADR "A"          2
     900   Sociedad Quimica y Minera de Chile S.A. ADR "B"         28
                                                              -------
                                                                   30
                                                              -------
           CHINA (0.2%)
  55,000   Cosco Pacific Ltd.                                      46
  25,000   New World Infrastructure Ltd.*                          32
                                                              -------
                                                                   78
                                                              -------
           DENMARK (1.8%)
   1,400   ISS International Service System A/S "B"*               94
   6,000   SAS Danmark A/S                                         63
   3,600   Tele Danmark A/S "B"                                   267
   2,600   Unidanmark A/S                                         183
                                                              -------
                                                                  607
                                                              -------
           EGYPT (0.1%)
   2,300   Suez Cement Co. S.A.E. GDR                              38
                                                              -------

           FINLAND (3.7%)
  40,800   Merita plc "A"                                         241
   7,561   Metso OYJ*                                              98
   4,100   Nokia Corp. ADR                                        779
   3,700   Sampo Insurance Co. "A"                                129
                                                              -------
                                                                1,247
                                                              -------
           FRANCE (4.7%)
   2,500   Accor S.A.                                             121
   5,575   Aventis S.A.                                           324

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
   2,678   CNP Assurances                                     $    99
   3,800   Coflexip ADR                                           144
   1,900   Eramet Group                                           109
   1,040   ISIS S.A.                                               62
   2,700   Renault S.A.                                           130
   2,800   Rhodia S.A.                                             63
   6,207   Total Fina S.A.                                        430
   1,500   Valeo S.A.                                             116
                                                              -------
                                                                1,598
                                                              -------
           GERMANY (1.6%)
   4,700   Continental AG                                          94
   4,600   Merck KGaA                                             143
     120   SAP AG                                                  59
   5,300   Veba AG                                                257
                                                              -------
                                                                  553
                                                              -------
           GREECE (0.3%)
   2,700   Hellenic Telecommunications Organization S.A. (OTE)     64
   2,770   National Bank of Greece S.A. GDR                        39
                                                              -------
                                                                  103
                                                              -------
           HONG KONG (0.2%)
   5,000   Hutchison Whampoa Ltd.                                  73
                                                              -------

           HUNGARY (0.1%)
   1,100   Magyar Tavkozlesi RT. (MATAV) ADR                       40
                                                              -------

           INDIA (0.4%)
   4,000   Videsh Sanchar Nigam Ltd. GDR                           99
   1,000   Videsh Sanchar Nigam Ltd. GDR                           25
                                                              -------
                                                                  124
                                                              -------
           ISRAEL (0.2%)
  12,293   Bank Hapoalim Ltd.                                      38
   1,800   Blue Square - Israel Ltd. ADR                           23
                                                              -------
                                                                   61
                                                              -------
           ITALY (2.8%)
   3,300   ENI S.p.A. ADR                                         182
   2,400   Gucci Group N.V.                                       275
  36,000   Italgas S.p.A.                                         136
   7,400   Telecom Italia S.p.A.                                  104
  42,400   Telecom Italia S.p.A. Savings                          259
                                                              -------
                                                                  956
                                                              -------
           JAPAN (9.2%)
   5,000   Daibiru Corp.                                           31
      15   East Japan Railway Co.                                  81
     300   Internet Initiative Japan, Inc. ADR *                   29
   2,000   Ito-Yokado Co. Ltd.                                    217
  10,000   Kikkoman Corp.                                          66
   5,000   Kirin Brewery Co. Ltd.                                  53
     600   Nichii Gakkan Co.                                      114
  13,000   Nikko Securities Co. Ltd.                              165
  42,000   Nippon Steel Corp.                                      98
      12   Nippon Telegraph & Telephone Corp.                     206
       5   NTT Mobile Communication Network, Inc.                 192
   3,000   Paris Miki, Inc.                                       216

                                                     1999   ANNUAL REPORT   B-27

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA Life World Growth Fund
--------------------------------------------------------------------------------
    Portfolio of Investments (Continued)                December 31, 1999
--------------------------------------------------------------------------------

                                                               Market
  Number                                                        Value
of Shares           Security                                    (000)
---------           --------                                   -------
    1,000   Pasona Softbank, Inc.                              $    79
    2,000   Sailor Pen Co. Ltd.                                     41
    1,400   Sanix Inc.                                             153
   13,000   Sharp Corp.                                            333
      200   Softbank Corp.                                         191
    1,300   Sony Corp.                                             386
   10,000   Sumitomo Electric Industries, Ltd.                     116
    2,000   Takeda Chemical Industries                              99
   18,000   Toshiba Corp.                                          137
    1,100   Toyota Motor Corp.                                     107
                                                               -------
                                                                 3,110
                                                               -------
            KOREA (0.6%)
    1,599   Korea Telecom Corp. ADR                                119
    2,000   Samsung Corp.*                                          30
      255   Samsung Electronics Co. Ltd.                            60
                                                               -------
                                                                   209
                                                               -------
            MALAYSIA (0.4%)
   27,200   Genting Bhd                                             97
   27,000   Malaysia International Shipping Corp. Bhd               44
                                                               -------
                                                                   141
                                                               -------
            MEXICO (0.4%)
      600   Telefonos de Mexico, S.A. de C.V. ADR                   68
    4,000   Tubos de Acero de Mexico,  S.A. ADR                     54
                                                               -------
                                                                   122
                                                               -------
            NETHERLANDS (6.2%)
    6,700   Akzo Nobel N.V.                                        336
    1,400   EVC International N.V.*                                 19
    4,100   Fortis NL N.V.                                         148
    1,200   Getronics N.V.                                          96
    5,000   ING Group N.V.                                         302
    3,200   Koninklijke KPN N.V.                                   312
    2,600   Koninklijke Philips Electronics N.V. ADR               351
    4,100   Oce-van der Grinten N.V.                                69
    4,600   Versatel Telecom*                                      162
    3,300   VNU N.V.                                               174
    5,800   Vopak Kon*                                             138
                                                               -------
                                                                 2,107
                                                               -------
            NORWAY (1.5%)
   51,600   Christiania Bank og Kreditkasse                        254
    2,600   Schibsted ASA                                           48
   21,600   Storebrand ASA*                                        165
   14,100   Tandberg Data ASA*                                      39
                                                               -------
                                                                   506
                                                               -------
            PORTUGAL (1.4%)
    7,996   Banco Pinto & Sotto Mayor S.A.                         171
   12,000   Brisa-Auto Estrada de Portugal S.A.                     92
   19,000   Portugal Telecom S.A. ADR                              207
                                                               -------
                                                                   470
                                                               -------
            RUSSIA (0.1%)
    1,000   LUKoil ADR                                              50
                                                               -------


                                                               Market
  Number                                                        Value
of Shares           Security                                    (000)
---------           --------                                   -------
            SINGAPORE (0.2%)
    5,000   DBS Group Holdings, Ltd.                           $    82
                                                               -------
            SOUTH AFRICA (0.2%)
    2,889   South African Breweries plc                             29
   13,000   Standard Bank Investment Corp. Ltd.                     54
                                                               -------
                                                                    83
                                                               -------
            SPAIN (2.7%)
    8,265   Altadis S.A.                                           118
    8,876   Argentaria, Caja Postal y Banco
             Hipotecario de Espana, S.A.                           209
    7,150   Repsol S.A.                                            166
    5,498   Telefonica de Espana S.A. ADR*                         433
                                                               -------
                                                                   926
                                                               -------
            SWEDEN (1.4%)
    6,700   Autoliv, Inc. GDR                                      196
      600   Ericsson LM Tel Co. ADR                                 39
    1,180   Skandinaviska Enskilda Banken                           12
    5,900   Skandinaviska Enskilda Banken "A"                       60
   43,200   Swedish Match AB                                       151
                                                               -------
                                                                   458
                                                               -------
            SWITZERLAND (1.8%)
      168   Novartis AG                                            247
      450   Selecta Group AG                                       141
      173   Sulzer AG P.C.*                                        113
      290   Swisscom AG                                            117
                                                               -------
                                                                   618
                                                               -------
            TAIWAN (0.2%)
    3,923   China Steel Corp. GDR                                   59
                                                               -------
            TURKEY (0.4%)
  380,952   Enka Holding Yatrim A.S.                                76
1,396,544   Yapi Ve Kredi Bankasi A.S.                              43
                                                               -------
                                                                   119
                                                               -------
            UNITED KINGDOM (10.8%)
    4,500   AstraZeneca Group plc                                  187
   14,800   Bank of Scotland                                       172
   52,300   Billiton plc                                           310
    4,200   BOC Group plc                                           91
    6,900   British Telecommunications plc                         167
   17,000   British-Borneo Oil & Gas plc*                           37
    9,700   Cable & Wireless plc                                   166
   33,700   Cadbury Schweppes                                      203
   14,000   CGU plc                                                226
   78,700   Cookson Group plc                                      318
   57,100   Corporate Services Group plc*                           93
    1,900   Glaxo Wellcome plc ADR                                 106
   10,000   Laporte plc                                             88
   49,100   Medeva plc                                             138
   12,000   National Westminster Bank plc                          258
   35,000   Old Mutual plc*                                         96
    3,200   Powergen plc                                            23
   21,500   Reckitt Benckiser plc                                  204
   15,040   Reuters Group plc                                      209
   22,600   Safeway plc                                             78



B-28   ANNUAL REPORT   1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA Life World Growth Fund
--------------------------------------------------------------------------------
    Portfolio of Investments (Continued)                December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
  43,300   Tomkins plc                                        $   141
  22,864   WPP Group plc                                          358
                                                              -------
                                                                3,669
                                                              -------
           Total foreign stocks (cost: $13,238)                20,267
                                                              -------

Principal
 Amount
 (000)
---------
           FOREIGN BONDS (0.1%)

           JAPAN (0.1%)
$     20   MBL International Finance (Bermuda) Trust,
            Convertible Notes, 3.00%, 11/30/2002 (cost: $20)       22
                                                              -------
           Total foreign securities (cost: $13,258)            20,289
                                                              -------


  Number
of Shares
---------
           DOMESTIC STOCKS (34.2%)

           AEROSPACE/DEFENSE (0.3%)
   2,600   Boeing Co.                                             108
                                                              -------
           ALUMINUM (0.9%)
   3,600   Alcoa, Inc.                                            299
                                                              -------
           BANKS - MAJOR REGIONAL (0.4%)
   4,000   Mellon Financial Corp.                                 136
                                                              -------

           BEVERAGES - NONALCOHOLIC (1.3%)
  12,800   Pepsi Bottling Group, Inc.                             212
   6,600   PepsiCo, Inc.                                          233
                                                              -------
                                                                  445
                                                              -------
           BIOTECHNOLOGY (0.6%)
   3,300   Amgen, Inc.*                                           198
                                                              -------

           BROADCASTING - RADIO & TV (1.4%)
   5,300   Clear Channel Communications, Inc.*                    473
                                                              -------

           COMMUNICATION EQUIPMENT (1.0%)
   4,600   Lucent Technologies, Inc.                              344
                                                              -------

           COMPUTER - HARDWARE (1.6%)
   4,000   Dell Computer Corp.*                                   204
   3,100   Hewlett-Packard Co.                                    353
                                                              -------
                                                                  557
                                                              -------

           COMPUTER - NETWORKING (1.5%)
   4,600   Cisco Systems, Inc.*                                   493
                                                              -------

           COMPUTER SOFTWARE & SERVICE (5.4%)
   6,300   America Online, Inc.*                                  475
   3,400   BMC Software, Inc.*                                    272
   4,700   Microsoft Corp.*                                       549
   4,800   Oracle Corp.*                                          538
                                                              -------
                                                                1,834
                                                              -------
           DRUGS (1.7%)
     500   Eli Lilly & Co.                                         33
   2,800   Merck & Co., Inc.                                      188
   6,000   Pfizer, Inc.                                           194


                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------

   4,000   Schering-Plough Corp.                              $   169
                                                              -------
                                                                  584
                                                              -------

           ELECTRICAL EQUIPMENT (1.4%)
   3,000   General Electric Co.                                   464
                                                              -------
           ELECTRONICS - SEMICONDUCTORS (3.1%)
   4,200   Analog Devices, Inc.*                                  391
   4,000   Intel Corp.                                            329
   3,400   Texas Instruments, Inc.                                329
                                                              -------
                                                                1,049
                                                              -------
           ENTERTAINMENT (0.6%)
   7,100   Walt Disney Co.                                        208
                                                              -------

           EQUIPMENT - SEMICONDUCTORS (1.1%)
   3,000   Applied Materials, Inc.*                               380
                                                              -------

           FINANCE - DIVERSIFIED (1.2%)
   1,600   Freddie Mac                                             75
   2,400   Morgan Stanley, Dean Witter & Co.                      343
                                                              -------
                                                                  418
                                                              -------
           FOODS (1.1%)
   3,100   Hershey Foods Corp.                                    147
   7,700   Keebler Foods Co.*                                     217
                                                              -------
                                                                  364
                                                              -------
           HEALTH CARE - DIVERSIFIED (1.4%)
     500   American Home Products Corp.                            20
   2,700   Bristol-Myers Squibb Co.                               173
   2,700   Johnson & Johnson, Inc.                                251
     300   Warner-Lambert Co.                                      25
                                                              -------
                                                                  469
                                                              -------
           HOSPITALS (0.1%)
   3,500   Health Management Associates*                           47
                                                              -------
           HOUSEHOLD PRODUCTS (0.9%)
   2,900   Procter & Gamble Co.                                   318
                                                              -------
           INSURANCE - MULTI-LINE COMPANIES (0.9%)
   2,968   American International Group, Inc.                     321
                                                              -------
           MANUFACTURING - SPECIALIZED (0.8%)
   3,600   Avery Dennison Corp.                                   262
                                                              -------
           MEDICAL PRODUCTS & SUPPLIES (0.9%)
   1,200   Guidant Corp.*                                          57
   6,400   Medtronic, Inc.                                        233
                                                              -------
                                                                  290
                                                              -------
            OIL & GAS - DRILLING/EQUIPMENT (0.4%)
   3,300    Halliburton Co.                                       133
                                                              -------
            PERSONAL CARE (0.8%)
   8,700    Avon Products, Inc.                                   287
                                                              -------

            RETAIL - DRUGS (0.3%)
   3,600    Duane Reade, Inc.*                                     99
                                                              -------


                                                      1999  ANNUAL REPORT   B-29

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA Life World Growth Fund
--------------------------------------------------------------------------------
    Portfolio of Investments (Continued)                December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
           RETAIL - GENERAL MERCHANDISING (1.2%)
   5,300   Dayton Hudson Corp.                                $   389
                                                              -------

           RETAIL - SPECIALTY APPAREL (1.0%)
   7,200   Gap, Inc.                                              331
                                                              -------

           SERVICES - COMPUTER SYSTEMS (0.1%)
     900   Keane, Inc.*                                            28
                                                              -------

           TELECOMMUNICATIONS - LONG DISTANCE (0.8%)
   4,950   MCI WorldCom, Inc.*                                    263
                                                              -------
           Total domestic stocks (cost: $5,513)                11,591
                                                              -------

Principal
 Amount
  (000)
---------
           SHORT TERM (6.3%)

           U. S. GOVERNMENT AGENCY ISSUE
 $ 2,130   Federal Home Loan Bank, 1.28%, 1/03/2000
            (cost: $2,130)                                      2,130
                                                              -------
           Total investments (cost: $20,901)                  $34,010
                                                              =======


B-30   ANNUAL REPORT   1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                          USAA Life World Growth Fund
--------------------------------------------------------------------------------
    Portfolio of Investments (Continued)                December 31, 1999
--------------------------------------------------------------------------------

                      Portfolio Summary By Concentration

          Telephones                                              7.8%
          U.S. Government                                         6.3
          Computer Software & Service                             5.6
          Drugs                                                   5.4
          Banks - Major Regional                                  4.9
          Communication Equipment                                 4.7
          Insurance - Multi-Line Companies                        3.9
          Electronics - Semiconductors                            3.7
          Electrical Equipment                                    2.7
          Oil - International Integrated                          2.7
          Beverages - Nonalcoholic                                2.1
          Manufacturing - Specialized                             1.8
          Retail - Specialty                                      1.7
          Finance - Diversified                                   1.7
          Computer - Hardware                                     1.6
          Auto Parts                                              1.6
          Household Products                                      1.5
          Computer - Networking                                   1.5
          Chemicals - Specialty                                   1.4
          Railroads/Shipping                                      1.4
          Broadcasting - Radio & TV                               1.4
          Health Care - Diversified                               1.4
          Telecommunications - Long Distance                      1.3
          Metals/Mining                                           1.3
          Foods                                                   1.3
          Manufacturing - Diversified Industries                  1.3
          Banks - Money Center                                    1.2
          Retail - General Merchandising                          1.1
          Leisure Time                                            1.1
          Equipment - Semiconductors                              1.1
          Advertising/Marketing                                   1.1
          Oil & Gas - Exploration & Production                    1.1
          Oil & Gas - Drilling/Equipment                          1.0
          Retail - Specialty Apparel                              1.0
          Iron & Steel                                            1.0
          Other                                                  18.6
                                                                -----
          Total                                                 100.3%
                                                                =====

See accompanying Notes to Portfolio of Investments page B-41.

                                                     1999   ANNUAL REPORT   B-31

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Diversified Assets Fund
--------------------------------------------------------------------------------
    Portfolio of Investments                        December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
           COMMON STOCKS (65.5%)

           AEROSPACE/DEFENSE (1.9%)
  16,000   B.F. Goodrich Co.                                  $   440
   7,440   Boeing Co.                                             309
                                                              -------
                                                                  749
                                                              -------
           ALUMINUM (1.9%)
   9,000   Alcoa, Inc.                                            747
                                                              -------

           AUTOMOBILES (0.8%)
   6,000   Ford Motor Co.                                         321
                                                              -------
           AUTO PARTS (1.1%)
  23,000   Meritor Automotive, Inc.                               446
                                                              -------
           BANKS - MAJOR REGIONAL (2.7%)
  11,000   Fleet Financial Group, Inc.                            383
   7,000   PNC Bank Corp.                                         312
  10,000   SouthTrust Corp.                                       378
                                                              -------
                                                                1,073
                                                              -------
           BANKS - MONEY CENTER (1.6%)
   8,000   Chase Manhattan Corp.                                  621
                                                              -------

           BEVERAGES - NONALCOHOLIC (1.2%)
   5,000   Coca-Cola Co.                                          291
  11,000   Pepsi Bottling Group, Inc.                             182
                                                              -------
                                                                  473
                                                              -------
           CHEMICALS (0.8%)
  15,000   Lyondell Petrochemical Co.                             191
   7,000   Millennium Chemicals, Inc.                             138
                                                              -------
                                                                  329
                                                              -------
           COMMUNICATION EQUIPMENT (1.3%)
   7,000   Lucent Technologies, Inc.                              524
                                                              -------

           COMPUTER - HARDWARE (1.4%)
   3,500   Hewlett-Packard Co.                                    399
   1,500   IBM Corp.                                              162
                                                              -------
                                                                  561
                                                              -------
           COMPUTER - NETWORKING (0.7%)
   2,500   Cisco Systems, Inc.*                                   268
                                                              -------
           COMPUTER SOFTWARE & SERVICE (5.1%)
   6,500   Microsoft Corp.*                                       759
   8,400   Oracle Corp.*                                          941
   5,000   Parametric Technology Corp.*                           135
   6,900   Unisys Corp.*                                          221
                                                              -------
                                                                2,056
                                                              -------
           CONSUMER JEWELRY AND NOVELTIES
           - MISCELLANEOUS (0.5%)
   9,000   American Greetings Corp. "A"                           213

           DRUGS (2.1%)
   4,000   Merck & Co., Inc.                                      268
  10,000   Pharmacia & Upjohn, Inc.                               450
   3,500   Watson Pharmaceuticals, Inc.*                          126
                                                              -------
                                                                  844
                                                              -------


                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
           ELECTRIC UTILITIES (0.3%)
   6,000   Reliant Energy, Inc.                               $   137
                                                              -------

           ELECTRICAL EQUIPMENT (1.5%)
   4,000   General Electric Co.                                   619
                                                              -------
           ELECTRONICS - SEMICONDUCTORS (2.5%)
  12,000   Intel Corp.                                            988
                                                              -------

           ENTERTAINMENT (0.7%)
  10,000   Walt Disney Co.                                        292
                                                              -------

           EQUIPMENT - SEMICONDUCTORS (1.1%)
   3,500   Applied Materials, Inc.*                               443
                                                              -------
           FINANCE - CONSUMER (1.0%)
   8,000   PMI Group, Inc.                                        390
                                                              -------
           FINANCE - DIVERSIFIED (1.4%)
  10,406   Associates First Capital Corp.  "A"                    286
   2,000   Morgan Stanley, Dean Witter & Co.                      285
                                                              -------
                                                                  571
                                                              -------
           FOODS (1.7%)
   6,000   Nabisco Group Holding Corp.                             64
   6,500   Nabisco Holdings Corp. "A"                             205
  15,000   Ralston Purina Group                                   418
                                                              -------
                                                                  687
                                                              -------
           HEALTH CARE - DIVERSIFIED (2.9%)
  11,000   American Home Products Corp.                           434
  11,000   Bristol-Myers Squibb Co.                               706
                                                              -------
                                                                1,140
                                                              -------
           HEALTH CARE - HMOS (0.1%)
     500   Aetna, Inc.                                             28
                                                              -------
           HOUSEHOLD PRODUCTS (2.2%)
   7,000   Kimberly-Clark Corp.                                   457
   4,000   Procter & Gamble Co.                                   438
                                                              -------
                                                                  895
                                                              -------
           INSURANCE - LIFE/HEALTH (0.3%)
   4,000   Stancorp Financial Group, Inc.                         101
                                                              -------
           INSURANCE - MULTI-LINE COMPANIES (2.1%)
   4,000   American International Group, Inc.                     432
   5,000   CIGNA Corp.                                            403
                                                              -------
                                                                  835
                                                              -------
           INSURANCE - PROPERTY/CASUALTY (0.5%)
   9,000   Allstate Corp.                                         216
                                                              -------

           LEISURE TIME (0.6%)
  10,000   Brunswick Corp.                                        222
                                                              -------

           LODGING/HOTEL (0.4%)
   7,000   Starwood Hotels & Resorts Worldwide, Inc.              164
                                                              -------

           MACHINERY - DIVERSIFIED (2.5%)
   7,000   Caterpillar, Inc.                                      329
   9,000   Deere & Co.                                            390
   4,000   Eaton Corp.                                            291
                                                              -------
                                                                1,010
                                                              -------

B-32   ANNUAL REPORT   1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Diversified Assets Fund
--------------------------------------------------------------------------------
    Portfolio of Investments (Continued)                December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
           MANUFACTURING - SPECIALIZED (1.5%)
   8,000   Avery Dennison Corp.                               $   583
                                                              -------
           MEDICAL PRODUCTS & SUPPLIES (1.4%)
   8,000   Bausch & Lomb, Inc.                                    547
                                                              -------
           NATURAL GAS UTILITIES (0.6%)
   7,000   NICOR, Inc.                                            227
                                                              -------
           OIL - DOMESTIC INTEGRATED (0.9%)
  17,000   Occidental Petroleum Corp.                             368
                                                              -------
           OIL - INTERNATIONAL INTEGRATED (1.8%)
   4,000   Chevron Corp.                                          347
   7,000   Texaco, Inc.                                           380
                                                              -------
                                                                  727
                                                              -------
           OIL & GAS - DRILLING/EQUIPMENT (0.6%)
  10,100   Helmerich & Payne, Inc.                                220
                                                              -------
           OIL & GAS - EXPLORATION & PRODUCTION (1.3%)
  10,500   Union Pacific Resources, Inc.                          134
  12,000   Unocal Corp.                                           403
                                                              -------
                                                                  537
                                                              -------
           PAPER & FOREST PRODUCTS (0.3%)
   3,500   Jefferson Smurfit Group plc                            102
                                                              -------
           PHOTOGRAPHY - IMAGING (0.5%)
   9,500   Xerox Corp.                                            216
                                                              -------
           RAILROADS/SHIPPING (0.9%)
  18,000   Norfolk Southern Corp.                                 369
                                                              -------
           RETAIL - DEPARTMENT STORES (0.3%)
   6,000   J.C. Penney Company, Inc.                              120
                                                              -------
           RETAIL - GENERAL MERCHANDISING (2.1%)
  14,000   Sears, Roebuck & Co.                                   426
   6,000   Wal-Mart Stores, Inc.                                  415
                                                              -------
                                                                  841
                                                              -------
           SAVINGS & LOAN HOLDING CO. (0.6%)
   9,000   Washington Mutual, Inc.                                234
                                                              -------
           SERVICES - COMMERCIAL & CONSUMER (0.2%)
   2,000   Hertz Corp. "A"                                        100
                                                              -------
           SERVICES - DATA PROCESSING (1.1%)
   9,000   First Data Corp.                                       444
                                                              -------
           TELECOMMUNICATIONS - LONG DISTANCE (2.8%)
  10,500   MCI WorldCom, Inc.*                                    557
   8,200   Sprint Corp.                                           552
                                                              -------
                                                                1,109
           TELEPHONES (3.7%)
   8,576   Bell Atlantic Corp.                                    528
   7,000   GTE Corp.                                              494
   9,000   SBC Communications Inc.                                439
                                                              -------
                                                                1,461
                                                              -------
           Total common stocks (cost: $20,150)                 26,168
                                                              -------

Principal                                                               Market
 Amount                                          Coupon                  Value
  (000)             Security                      Rate      Maturity     (000)
---------           --------                     ------     --------    -------
           U.S. GOVERNMENT & AGENCY ISSUES (6.9%)
$  720     Federal Home Loan Mortgage Corp.,
            Series 1998-7 H                        9.00%    3/18/2025   $   751
                                                                        -------
   484     Federal National Mortgage Assn.,
            Series 1997-72 CA                      9.50     9/18/2023       505
                                                                        -------
   559     Federal National Mortgage Assn.,
            Series 1997-79 U                       9.00    11/18/2024       583
                                                                        -------
 1,000     U.S. Treasury Bonds                     6.25     8/15/2023       943
                                                                        -------
              Total U.S. government & agency issues (cost: $2,896)        2,782
                                                                        -------

           CORPORATE OBLIGATIONS (26.5%)

           ASSET BACKED SECURITIES (2.5%)
 1,000     Firstplus Home Loan Owner Trust,
            Series 1998-1, Class A-5               6.25    11/10/2016       988
                                                                        -------
           BANKS - MAJOR REGIONAL (4.7%)
 1,000     Corporacion Andina de Fomento,
            Bonds                                  6.75     3/15/2005       947
 1,000     Imperial Bank, Subordinate Notes        8.50     4/01/2009       932
                                                                        -------
                                                                          1,879
                                                                        -------
           ELECTRIC UTILITIES (2.5%)
 1,000     Empire District Electric Co.,
            Senior Notes                           7.70    11/15/2004       989
                                                                        -------
           FINANCE - DIVERSIFIED (2.5%)
 1,000     Newcourt Credit Group, Inc., Notes      7.13    12/17/2003       995
                                                                        -------
           MANUFACTURING - SPECIALIZED (2.4%)
 1,000     Giddings and Lewis, Inc., Notes         7.50    10/01/2005       976
                                                                        -------
           REAL ESTATE INVESTMENT TRUSTS (9.5%)
 1,000     Glenborough Properties LP,
            Senior Notes                           7.63     3/15/2005       923
 1,000     HRPT Property Trust, Senior Notes       6.70     2/23/2005       917
 1,000     Merry Land and Investment Co., Notes    7.25     6/15/2005       972
 1,000     Nationwide Health Properties, Inc., MTN 8.61     3/01/2002       993
                                                                        -------
                                                                          3,805
                                                                        -------
           RETAIL - FOOD (2.4%)
 1,000     Great Atlantic & Pacific Tea, Inc.,
            Senior Notes                           7.70     1/15/2004       955
                                                                        -------
           Total corporate obligations (cost: $10,940)                   10,587
                                                                        -------
           SHORT TERM (0.5%)

           COMMERCIAL PAPER
   207     Avnet, Inc. (cost: $207)                5.30     1/03/2000       207
                                                                        -------
           Total investments (cost: $34,193)                            $39,744
                                                                        =======

See accompanying Notes to Portfolio of Investments on page B-41.

                                                     1999   ANNUAL REPORT   B-33

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Aggressive Growth Fund
--------------------------------------------------------------------------------
    Portfolio of Investments                            December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
                COMMON STOCKS (95.7%)

               AEROSPACE/DEFENSE (0.9%)
    5,000      AAR Corp.                                       $   90
    5,000      Aviation Sales Co.*                                 82
   10,000      HEICO Corp. "A"                                    211
    5,000      Triumph Group, Inc.*                               121
                                                               ------
                                                                  504
                                                               ------
               AIR FREIGHT (0.6%)
    3,000      Eagle USA Airfreight, Inc.*                        129
    3,000      United Parcel Service "B"                          207
                                                               ------
                                                                  336
                                                               ------
               AIRLINES (0.4%)
    5,000      Atlantic Coast Airlines, Inc.*                     119
    3,000      Midwest Express Holdings, Inc.*                     95
                                                               ------
                                                                  214
                                                               ------
               BANKS - MAJOR REGIONAL (0.3%)
    3,000      Columbia Banking Systems, Inc.*                     39
    8,000      Hamilton Bancorp, Inc.*                            142
                                                               ------
                                                                  181
                                                               ------
               BEVERAGES - ALCOHOLIC (0.6%)
    7,000      Beringer Wine Estates Holdings, Inc. "B"*          279
    2,000      Robert Mondavi Corp. "A"*                           70
                                                               ------
                                                                  349
                                                               ------
               BIOTECHNOLOGY (16.1%)
    5,000      Affymetrix, Inc.*                                  848
   12,600      Genetech, Inc.*                                  1,695
    4,100      Genzyme Corp.*                                     185
    5,000      Human Genome Sciences, Inc.*                       763
   26,000      IDEC Pharmaceuticals Corp.*                      2,554
    7,000      Immunex Corp.*                                     767
    4,000      Inhale Therapeutic Systems, Inc.*                  170
    2,400      Maxygen, Inc.*                                     170
    6,000      Med Immune, Inc.*                                  995
    5,000      Millennium Pharmaceuticals, Inc.*                  610
   10,000      Techne Corp.*                                      551
    4,000      Transkaryotic Therapies, Inc.*                     154
                                                               ------
                                                                9,462
                                                               ------
               BROADCASTING - RADIO & TV (2.0%)
      600      Acme Communications, Inc.*                          20
    3,700      Clear Channel Communications, Inc.*                330
    1,900      Entercom Communications Corp.*                     125
    4,800      Infinity Broadcasting Corp.*                       174
      600      Radio Unica Communications*                         17
    6,300      Salem Communications Corp.*                        143
    1,500      Spanish Broadcasting Systems, Inc.*                 60
    2,700      Univision Communications, Inc. "A"*                276
      900      Wink Communications, Inc.*                          54
                                                               ------
                                                                1,199
                                                               ------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
               CHEMICALS (0.3%)
    5,000      Symyx Technologies*                             $  150
                                                               ------

               COMMUNICATION EQUIPMENT (8.3%)
    6,000      Advanced Fibre Communications, Inc.*               268
      600      Airnet Communications Corp.*                        22
    7,400      Altigen Communications, Inc.*                       76
    3,100      Ancor Communications, Inc.*                        210
    2,800      CIENA Corp.*                                       161
    4,015      Digital Microwave Corp.*                            94
    2,500      Ditech Communications Corp.*                       234
    1,000      Efficient Networks, Inc.*                           68
      300      Gadzoox Networks, Inc.*                             13
   15,200      Harmonic Lightwaves, Inc.*                       1,443
    2,700      Inet Technologies, Inc.*                           189
    6,712      JDS Uniphase Corp.*                              1,083
    2,600      MCK Communications, Inc.*                           59
    3,600      Netro Corp.*                                       184
    1,400      Next Level Communications, Inc.*                   105
    5,500      Pairgain Technologies, Inc.*                        78
    2,200      Paradyne Networks, Inc.*                            60
    1,300      Sonicwall, Inc.*                                    52
    5,000      Spectrian Corp.*                                   141
      300      Sycamore Networks, Inc.*                            92
    3,500      Terayon Communication Systems, Inc.*               220
                                                               ------
                                                                4,852
                                                               ------
               COMPUTER - HARDWARE (1.8%)
    5,000      Dell Computer Corp.*                               255
    8,100      Sandisk Corp.*                                     780
                                                               ------
                                                                1,035
                                                               ------
               COMPUTER - NETWORKING (1.4%)
    5,400      Cisco Systems, Inc.*                               578
      300      Cobalt Networks, Inc.*                              33
      600      Crossroads Systems, Inc.*                           51
      600      Finisar Corp.*                                      54
      300      Foundry Networks, Inc.*                             90
      600      JNI Corp.*                                          40
                                                               ------
                                                                  846
                                                               ------
               COMPUTER SOFTWARE & SERVICE (5.3%)
    6,300      ASD Systems, Inc.*                                 112
    3,100      Bluestone Software, Inc.*                          357
    4,400      Daleen Technologies, Inc.*                          96
    3,200      Digex, Inc.*                                       220
      300      Digimarc Corp.*                                     15
    4,000      Digital Island, Inc.*                              380
      900      Ecollege.com, Inc.*                                 10
    3,200      Gric Communications, Inc.*                          81
    2,700      HNC Software, Inc.*                                286
    1,000      Intertrust Technologies Corp.*                     118
    1,700      Liberate Technologies, Inc.*                       437
      800      Mcafee.com Corp.*                                   36
      800      Metasolv Software, Inc.*                            65

B-34   ANNUAL REPORT   1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Aggressive Growth Fund
--------------------------------------------------------------------------------
    Portfolio of Investments (Continued)                December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
    3,300      Microsoft Corp.*                                  $385
      500      Ondisplay, Inc.*                                    45
    1,000      OpenTV Corp. "A"*                                   80
      600      Optio Software, Inc.*                               14
      600      Phone.com, Inc.*                                    70
    1,100      Primus Knowledge Solutions, Inc.*                   50
    4,200      Scientific Learning Corp.*                         153
    5,700      Telemate Net Software, Inc.*                        93
                                                               ------
                                                                3,103
                                                               ------
               DRUGS (2.9%)
   10,000      Alpharma, Inc. "A"                                 308
   10,000      Biovail Corp. International*                       937
    4,000      Elan Corp. plc ADR*                                118
    3,000      Sepracor, Inc.*                                    298
    3,128      Shire Pharma Group*                                 31
                                                               ------
                                                                1,692
                                                               ------
               ELECTRICAL EQUIPMENT (0.3%)
    1,545      Sanmina Corp.*                                     154
                                                               ------
               ELECTRONICS - SEMICONDUCTORS (6.9%)
    4,600      Applied Micro Circuits Corp.*                      585
    5,000      Intel Corp.                                        412
      500      Maker Communications, Inc.*                         21
      500      Metalink Ltd.*                                      10
    5,300      MMC Networks, Inc.*                                182
    6,600      Netsilicon, Inc.*                                  132
    2,300      Quicklogic Corp.*                                   38
    2,300      Rambus, Inc.*                                      155
      400      Silicon Image, Inc.*                                28
   16,200      TranSwitch Corp.*                                1,176
    5,550      Triquint Semiconductor, Inc.*                      618
    1,800      Virata Corp.*                                       54
   11,800      Vitesse Semiconductor Corp.*                       619
                                                               ------
                                                                4,030
                                                               ------
               ENGINEERING & CONSTRUCTION (0.1%)
    3,000      Quanta Services, Inc.*                              85
                                                               ------
               EQUIPMENT - SEMICONDUCTORS (1.2%)
    4,200      Cymer, Inc.*                                       193
    4,400      Etec Systems, Inc.*                                198
    3,100      PRI Automation, Inc.*                              208
    9,996      SpeedFam-IPEC, Inc.*                               129
                                                               ------
                                                                  728
                                                               ------
               FINANCE - CONSUMER (1.0%)
    8,000      Metris Companies, Inc.                             286
   10,000      NCO Group, Inc.*                                   301
                                                               ------
                                                                  587
                                                               ------
               FINANCE - DIVERSIFIED (0.4%)
    3,400      Heller Financial, Inc. "A"                          68
    3,200      Official Payments Corp. *                          167
                                                               ------
                                                                  235
                                                               ------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
               FOODS (0.6%)
    5,000      American Italian Pasta Co. "A"*                 $  154
    5,000      Suiza Foods Corp.*                                 198
                                                               ------
                                                                  352
                                                               ------
               HEALTH CARE - DIVERSIFIED (0.9%)
    8,000      Accredo Health, Inc.*                              246
   10,000      ICON plc ADR*                                      170
    3,000      Professional Detailing, Inc.*                       90
                                                               ------
                                                                  506
                                                               ------
               HEALTH CARE - HMOS (0.7%)
    6,000      Express Scripts, Inc. "A"*                         384
                                                               ------
               HEALTH CARE - SPECIALIZED SERVICES (1.0%)
   10,400      Advance Paradigm, Inc.*                            224
      300      Ebenx, Inc.*                                        13
      600      Media Logic, Inc.*                                  13
   10,000      Omnicare, Inc.                                     120
    5,100      Orthodontic Centers of America, Inc.*               61
    2,000      Priority Healthcare Corp. "B"*                      58
    5,000      Renal Care Group, Inc.*                            117
                                                               ------
                                                                  606
                                                               ------
               HOME FURNISHINGS & APPLIANCES (0.4%)
    7,500      Ethan Allen Interiors, Inc.                        240
                                                               ------
               HOSPITALS (0.1%)
    4,000      Province Healthcare Co.*                            76
                                                               ------
               HOUSEWARES (0.1%)
    3,000      Yankee Candle Co., Inc.*                            49
                                                               ------
               INTERNET SERVICES (10.4%)
    1,400      24/7 Media, Inc.*                                   79
      300      Akamai Technologies, Inc.*                          98
    3,000      barnesandnoble.com, Inc.*                           43
      900      Be Free, Inc.*                                      65
      500      C Bridge Internet Solutions, Inc.*                  24
    6,200      CAIS Internet, Inc.*                               220
      500      Calico Commerce, Inc.*                              26
    5,000      CareInsite, Inc.*                                  402
    8,000      Concentric Network Corp.*                          246
    1,900      Data Return Corp.*                                 102
      900      Digital Impact, Inc.*                               45
    4,000      drKoop.com, Inc.*                                   47
    3,000      Entrust Technologies, Inc.*                        180
    1,600      Exactis.com, Inc.*                                  39
      400      Expedia, Inc. "A"*                                  14
      100      Freemarkets, Inc.*                                  34
    3,500      Freeshop.com, Inc.*                                168
      300      Getthere.com, Inc.*                                 12
    1,400      High Speed Access Corp.*                            25
      500      Homestore.com, Inc.*                                37
    3,500      Interliant, Inc.*                                   91
      700      Internap Network Services Corp.*                   121
      500      Media Metrix, Inc.*                                 18

                                                     1999   ANNUAL REPORT   B-35

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Aggressive Growth Fund
--------------------------------------------------------------------------------
    Portfolio of Investments (Continued)                December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
      800      Mediaplex, Inc.*                                $   50
    5,700      Medscape, Inc.*                                     57
    2,200      Mypoints.com, Inc.*                                163
    5,900      N2H2, Inc.*                                        139
    1,300      National Information Consortium, Inc.*              42
      600      Navisite, Inc.*                                     60
    6,700      Netcentives, Inc.*                                 417
      300      Netratings, Inc.*                                   14
    6,000      Network Solutions, Inc. "A"*                     1,305
    3,300      Purchasepro.com, Inc.*                             454
      600      Radware Ltd.*                                       26
    1,100      Retek, Inc.*                                        83
    5,600      Tumbleweed Communications Corp.*                   475
    7,000      Viador, Inc.*                                      297
    8,100      Webstakes.com, Inc.*                               160
    3,000      Webvan Group, Inc.*                                 49
    1,100      Xpedior, Inc.*                                      32
    3,400      Yesmail.com, Inc.*                                 115
    3,200      ZipLink, Inc.*                                      40
                                                               ------
                                                                6,114
                                                               ------
               INVESTMENT BANKS / BROKERAGE (1.0%)
    5,000      DLJdirect, Inc.*                                    68
   11,000      Knight/Trimark Group, Inc.*                        506
                                                               ------
                                                                  574
                                                               ------
               LODGING/HOTEL (0.4%)
    5,000      Four Seasons Hotels, Inc.                          266
                                                               ------
               MANUFACTURING - SPECIALIZED (0.1%)
    2,100      Creo Products, Inc.*                                81
                                                               ------
               MEDICAL PRODUCTS & SUPPLIES (1.4%)
    3,800      Caliper Technologies Corp.*                        254
    4,000      Henry Schein, Inc.*                                 53
    5,000      Sciquest.com, Inc.*                                398
    5,000      Sybron Corp.*                                      123
                                                               ------
                                                                  828
                                                               ------
               OIL & GAS - DRILLING/EQUIPMENT (0.9%)
    3,000      Cooper Cameron Corp.*                              147
    4,000      Smith International, Inc.*                         199
    5,000      Weatherford International, Inc.*                   199
                                                               ------
                                                                  545
                                                               ------
               PERSONAL CARE (0.5%)
    6,000      Estee Lauder Companies, Inc. "A"                   303
                                                               ------
               PHOTOGRAPHY - IMAGING (0.1%)
    3,400      Interactive Pictures Corp.*                         79
                                                               ------
               RESTAURANTS (0.4%)
    4,000      P. F. Chang's China Bistro, Inc.*                  100
    6,000      Papa John's International, Inc.*                   156
                                                               ------
                                                                  256
                                                               ------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
               RETAIL - BUILDING SUPPLIES (3.9%)
    5,000      Fastenal Co.                                    $  224
   30,000      Home Depot, Inc.                                 2,057
                                                               ------
                                                                2,281
                                                               ------
               RETAIL - DISCOUNTERS (0.9%)
   11,000      Dollar Tree Stores, Inc.*                          533
                                                               ------
               RETAIL - FOOD (0.2%)
    6,000      Wild Oats Markets, Inc.*                           133
                                                               ------
               RETAIL - GENERAL MERCHANDISING (0.6%)
    4,000      Costco Wholesale Corp.*                            365
                                                               ------
               RETAIL - SPECIALTY (3.5%)
    7,000      99 Cents Only Stores*                              268
   16,500      Cost Plus, Inc.*                                   588
      600      Too, Inc.*                                          10
    2,000      Tuesday Morning Corp.*                              37
   25,000      Williams-Sonoma, Inc.*                           1,150
                                                               ------
                                                                2,053
                                                               ------
               RETAIL - SPECIALTY APPAREL (0.8%)
   10,000      Abercrombie & Fitch Co. "A"*                       267
    5,000      Charlotte Russe Holding, Inc.*                     105
    3,000      Chico's Fas, Inc.*                                 113
                                                               ------
                                                                  485
                                                               ------
               SERVICES - COMMERCIAL & CONSUMER (0.4%)
    5,000      Barra, Inc.*                                       159
    5,000      MSC Industrial Direct Co. "A"*                      66
                                                               ------
                                                                  225
                                                               ------
               SERVICES - COMPUTER SYSTEMS (0.5%)
    6,000      Flextronics International Ltd.*                    276
                                                               ------
               SERVICES - DATA PROCESSING (0.5%)
    1,700      Infonet Services Corp.*                             45
    3,000      MedQuist, Inc.*                                     77
    9,000      Resourcephoenix.com, Inc.*                         178
                                                               ------
                                                                  300
                                                               ------
               TELECOMMUNICATIONS - CELLULAR/WIRELESS (3.7%)
      800      Aether Systems, Inc.*                               57
    7,600      Microcell Telecommunications, Inc. "B"*            250
    3,300      Powertel, Inc.*                                    331
      700      Telecorp PCS, Inc.*                                 27
      800      Tritel, Inc.*                                       25
      300      Triton PCS Holdings, Inc.*                          14
    7,000      VoiceStream Wireless Corp.*                        996
    7,000      Western Wireless Corp. "A"*                        467
                                                               ------
                                                                2,167
                                                               ------
               TELECOMMUNICATIONS - LONG DISTANCE (1.8%)
    2,900      CapRock Communications Corp.*                       94
    5,000      Global Crossing Ltd.*                              250
    1,100      Ibasis, Inc.*                                       32
    5,200      IDT Corp.*                                          98
    7,300      ITC DeltaCom, Inc.*                                202

B-36   ANNUAL REPORT   1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       USAA Life Aggressive Growth Fund
--------------------------------------------------------------------------------
    Portfolio of Investments (Continued)                December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
    1,600      Level 3 Communications, Inc.*                  $   131
    3,100      Startec Global Communications Corp.*                66
    5,000      Williams Communications Group*                     145
      500      Z-Tel Technologies, Inc.*                           20
                                                              -------
                                                                1,038
                                                              -------
               TELEPHONES (7.8%)
    4,700      Adelphia Business Solutions*                       226
    5,700      Allied Riser Communications Corp.*                 118
    1,650      Covad Communications Group, Inc.*                   92
    4,000      DSL.net, Inc.*                                      58
    1,500      Focal Communications Corp.*                         36
    8,100      Global TeleSystems Group, Inc.*                    280
    3,800      Intermedia Communications of Florida, Inc.*        148
    6,500      Ixnet, Inc.*                                       196
    3,800      McLeod, Inc.*                                      224
   22,200      Metromedia Fiber Network, Inc. "A"*              1,064
    4,100      Network Access Solutions Corp.*                    135
    4,200      Network Plus Corp.*                                 88
    6,000      NEXTLINK Communications, Inc. "A"*                 498
    8,700      Northeast Optic Network, Inc.*                     544
    2,500      NorthPoint Communications Group, Inc.*              60
    3,900      Pacific West Telecomm, Inc.*                       103
    4,500      Rhythms NetConnections, Inc.*                      140
    2,900      Teligent, Inc. "A"*                                179
    1,500      Time Warner Telecom, Inc. "A"*                      75
    4,500      Winstar Communications, Inc.*                      339
                                                              -------
                                                                4,603
                                                              -------
               TEXTILES - APPAREL (0.5%)
    5,000      Columbia Sportswear Co.*                           108
    4,500      Cutter & Buck, Inc.*                                68
    4,600      Tommy Hilfiger Corp.*                              107
                                                              -------
                                                                  283
                                                              -------
               TRUCKERS (0.6%)
    7,900      Forward Air Corp.*                                 343
                                                              -------
               WASTE MANAGEMENT (0.2%)
   10,000      Waste Connections, Inc.*                           144
                                                              -------
               Total common stocks (cost: $24,870)             56,230
                                                              -------


Principal
  Amount
  (000)                Security
---------              --------

                        SHORT-TERM (4.4%)

               U.S. GOVERNMENT AGENCY ISSUE
  $ 2,580      Federal Home Loan Bank, 1.28%, 1/03/2000
                (cost: $2,580)                                  2,580
                                                              -------
               Total investments (cost: $27,450)              $58,810
                                                              =======

See accompanying Notes to Portfolio of Investments on page B-41.

                                                     1999   ANNUAL REPORT   B-37

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA Life International Fund
--------------------------------------------------------------------------------
    Portfolio of Investments                            December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
                        STOCKS (94.4%)

               ARGENTINA (0.2%)
    1,885      IRSA Inversiones y Representaciones S.A. GDR    $   61
                                                               ------
               AUSTRIA (1.4%)
    1,200      Bank Austria AG                                     68
    3,000      Boehler Uddeholm AG                                138
    3,750      VA Flughafen Wien AG                               130
      950      VA Technologie AG                                   63
                                                               ------
                                                                  399
                                                               ------
               BRAZIL (0.5%)
    2,400      Companhia Brasileira de
                Distribuicao Grupo Pao de Acucar ADR               78
    3,900      Panamerican Beverages, Inc. "A"                     80
                                                               ------
                                                                  158
                                                               ------
               CANADA (7.1%)
   16,400      Anderson Exploration Ltd.*                         196
    4,300      Canadian Imperial Bank of Commerce                 103
   10,700      Canadian National Railway Co.                      281
   11,500      Canadian Occidental Petroleum Ltd.                 227
   10,500      Manulife Financial Corp.*                          133
    5,900      Nortel Networks Corp.                              596
    6,600      Suncor Energy, Inc.                                276
    8,000      Toronto-Dominion Bank                              215
                                                               ------
                                                                2,027
                                                               ------
               CHILE (0.1%)
       57      Sociedad Quimica y Minera de Chile S.A. ADR "A"      2
    1,000      Sociedad Quimica y Minera de Chile S.A.
                ADR "B"                                            32
                                                               ------
                                                                   34
                                                               ------
               CHINA (0.4%)
   72,000      Cosco Pacific Ltd.                                  60
   38,000      New World Infrastructure Ltd.*                      49
                                                               ------
                                                                  109
                                                               ------
               DENMARK (3.0%)
    1,900      ISS International Service System A/S "B"*          128
    8,000      SAS Danmark A/S                                     84
    5,400      Tele Danmark A/S "B"                               401
    3,500      Unidanmark A/S                                     246
                                                               ------
                                                                  859
                                                               ------
               EGYPT (0.1%)
    2,500      Suez Cement Co. S.A.E. GDR                          41
                                                               ------
               FINLAND (5.8%)
   57,500      Merita plc "A"                                     339
   10,366      Metso OYJ*                                         134
    5,400      Nokia Corp. ADR                                  1,026
    4,800      Sampo Insurance Co. "A"                            168
                                                               ------
                                                                1,667
                                                               ------
               FRANCE (7.6%)
    3,500      Accor S.A.                                         169
    7,676      Aventis S.A.                                       446

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
    3,640      CNP Assurances                                  $  135
    6,000      Coflexip ADR                                       228
    2,500      Eramet Group                                       144
    1,360      ISIS S.A.                                           81
    3,300      Renault S.A.                                       159
    5,000      Rhodia S.A.                                        113
    8,170      Total Fina S.A.                                    566
    1,900      Valeo S.A.                                         147
                                                               ------
                                                                2,188
                                                               ------
               GERMANY (2.6%)
    6,200      Continental AG                                     124
    6,000      Merck KGaA                                         186
      150      SAP AG                                              74
    7,200      Veba AG                                            350
                                                               ------
                                                                  734
                                                               ------
               GREECE (0.5%)
    4,000      Hellenic Telecommunications
                Organization S.A. (OTE)                            95
    4,005      National Bank of Greece S.A. GDR                    56
                                                               ------
                                                                  151
                                                               ------
               HONG KONG (0.3%)
    7,000      Hutchison Whampoa Ltd.                             102
                                                               ------
               HUNGARY (0.2%)
    1,800      Magyar Tavkozlesi RT. (MATAV) ADR                   65
                                                               ------
               INDIA (0.5%)
    5,500      Videsh Sanchar Nigam Ltd. GDR                      136
                                                               ------
               ISRAEL (0.3%)
   18,000      Bank Hapoalim Ltd.                                  56
    2,400      Blue Square - Israel Ltd. ADR                       31
                                                               ------
                                                                   87
                                                               ------
               ITALY (4.3%)
    4,500      ENI S.p.A. ADR                                     248
    2,900      Gucci Group N.V.                                   332
   51,000      Italgas S.p.A.                                     193
    9,400      Telecom Italia S.p.A.                              133
   54,700      Telecom Italia S.p.A. Savings                      333
                                                               ------
                                                                1,239
                                                               ------
               JAPAN (14.4%)
    6,000      Daibiru Corp.                                       37
       18      East Japan Railway Co.                              97
      400      Internet Initiative Japan, Inc. ADR*                39
    2,000      Ito-Yokado Co. Ltd.                                217
   17,000      Kikkoman Corp.                                     113
    7,000      Kirin Brewery Co. Ltd.                              74
      750      Nichii Gakkan Co.                                  143
   18,000      Nikko Securities Co. Ltd.                          228
   55,000      Nippon Steel Corp.                                 129
       13      Nippon Telegraph & Telephone Corp. (NTT)           223
       10      NTT Mobile Communication Network, Inc.             385
    2,000      Ono Pharmaceutical Co. Ltd.                         54
    4,000      Paris Miki, Inc.                                   287

B-38   ANNUAL REPORT   1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA Life International Fund
--------------------------------------------------------------------------------
    Portfolio of Investments (Continued)                December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
    1,000      Pasona Softbank, Inc.                          $   79
    4,000      Sailor Pen Co. Ltd.                                82
    2,400      Sanix Inc.                                        263
   16,000      Sharp Corp.                                       409
      200      Softbank Corp.                                    191
    1,700      Sony Corp.                                        504
   13,000      Sumitomo Electric Industries, Ltd.                150
    2,000      Takeda Chemical Industries                         99
   23,000      Toshiba Corp.                                     176
    1,600      Toyota Motor Corp.                                156
                                                              ------
                                                               4,135
                                                              ------
               KOREA (1.1%)
    2,512      Korea Telecom Corp. ADR                           188
    3,000      Samsung Corp.*                                     45
      300      Samsung Electronics Co. Ltd.                       70
                                                              ------
                                                                 303
                                                              ------
               MALAYSIA (0.6%)
   28,000      Genting Bhd                                        99
   37,000      Malaysia International Shipping Corp. Bhd          61
                                                              ------
                                                                 160
                                                              ------
               MEXICO (0.5%)
      600      Telefonos de Mexico, S.A. de C.V. ADR              67
    4,900      Tubos de Acero de Mexico, S.A. ADR                 66
                                                              ------
                                                                 133
                                                              ------
               NETHERLANDS (9.9%)
    9,400      Akzo Nobel N.V.                                   472
    1,900      EVC International N.V.*                            26
    6,500      Fortis NL N.V.                                    234
    1,500      Getronics N.V.                                    120
    6,100      ING Group N.V.                                    368
    4,300      Koninklijke KPN N.V.                              420
    3,544      Koninklijke Philips Electronics N.V. ADR          478
    5,600      Oce-van der Grinten N.V.                           95
    6,100      Versatel Telecom*                                 215
    4,300      VNU N.V.                                          226
    7,700      Vopak Kon*                                        183
                                                              ------
                                                               2,837
                                                              ------
               NORWAY (2.4%)
   72,000      Christiania Bank og Kreditkasse                   355
    3,400      Schibsted ASA                                      63
   28,900      Storebrand ASA*                                   220
   21,200      Tandberg Data ASA*                                 58
                                                              ------
                                                                 696
                                                              ------
               PORTUGAL (2.3%)
   10,300      Banco Pinto & Sotto Mayor S.A.                    221
   16,000      Brisa-Auto Estrada de Portugal S.A.               123
   30,000      Portugal Telecom S.A. ADR                         326
                                                              ------
                                                                 670
                                                              ------
               RUSSIA (0.3%)
    1,500      LUKoil ADR                                         76
                                                              ------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
               SINGAPORE (0.3%)
    6,000      DBS Group Holdings, Ltd.                       $   98
                                                              ------
               SOUTH AFRICA (0.4%)
    3,508      South African Breweries plc                        36
   18,000      Standard Bank Investment Corp. Ltd.                75
                                                              ------
                                                                 111
                                                              ------
               SPAIN (4.3%)
   11,400      Altadis S.A.                                      163
   11,764      Argentaria, Caja Postal y
                Banco Hipotecario de Espana, S.A.                276
    8,850      Repsol S.A.                                       205
    7,319      Telefonica de Espana S.A. ADR*                    577
                                                              ------
                                                               1,221
                                                              ------
               SWEDEN (2.2%)
    9,200      Autoliv, Inc. GDR                                 269
      800      Ericsson LM Tel Co. ADR                            52
    1,540      Skandinaviska Enskilda Banken                      15
    7,700      Skandinaviska Enskilda Banken "A"                  78
   58,000      Swedish Match AB                                  202
                                                              ------
                                                                 616
                                                              ------
               SWITZERLAND (2.7%)
      205      Novartis AG                                       301
      540      Selecta Group AG                                  170
      213      Sulzer AG P.C.*                                   138
      440      Swisscom AG                                       178
                                                              ------
                                                                 787
                                                              ------
               TAIWAN (0.3%)
    5,775      China Steel Corp. GDR                              86
                                                              ------
               TURKEY (0.6%)
  486,772      Enka Holding Yatrim A.S.                           96
2,074,424      Yapi Ve Kredi Bankasi A.S.                         64
                                                              ------
                                                                 160
                                                              ------
               UNITED KINGDOM (17.2%)
    6,200      AstraZeneca Group plc                             258
   21,400      Bank of Scotland                                  249
   63,700      Billiton plc                                      378
    6,100      BOC Group plc                                     132
    8,700      British Telecommunications plc                    211
   23,300      British-Borneo Oil & Gas plc*                      51
   13,900      Cable & Wireless plc                              238
   45,600      Cadbury Schweppes                                 275
   18,400      CGU plc                                           297
  104,000      Cookson Group plc                                 420
   77,500      Corporate Services Group plc*                     126
    2,600      Glaxo Wellcome plc ADR                            145
   13,400      Laporte plc                                       117
   66,800      Medeva plc                                        188
   17,200      National Westminster Bank plc                     370
   49,000      Old Mutual plc *                                  134
    3,900      Powergen plc                                       28
   28,500      Reckitt & Colman                                  270

                                                     1999   ANNUAL REPORT   B-39

                         USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         USAA Life International Fund
--------------------------------------------------------------------------------
    Portfolio of Investments (Continued)                December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
  Number                                                       Value
of Shares           Security                                   (000)
---------           --------                                  -------
  19,820       Reuters Group plc                              $   275
  31,500       Safeway plc                                        109
  58,600       Tomkins plc                                        191
  30,311       WPP Group plc                                      475
                                                              -------
                                                                4,937
                                                              -------
              Total common stocks (cost: $20,508)              27,083
                                                              -------

Principal
 Amount
 (000)
---------
                   SHORT TERM (6.0%)
                  U.S. Government Agency Issue
$  1,731      Federal Home Loan Bank , 1.28%, 1/03/2000
              (cost $1,731)                                     1,731
                                                              -------
              Total investments (cost: $22,239)               $28,814
                                                              =======



                       PORTFOLIO SUMMARY BY CONCENTRATION

Telephones                                                                 12.5%
Banks - Major Regional                                                      7.4
U.S. Government                                                             6.0
Drugs                                                                       5.8
Communication Equipment                                                     5.8
Insurance - Multi-Line Companies                                            4.5
Oil - International Integrated                                              3.9
Auto Parts                                                                  2.5
Electrical Equipment                                                        2.5
Chemicals - Specialty                                                       2.4
Retail - Specialty                                                          2.3
Railroads/Shipping                                                          2.2
Manufacturing - Diversified Industries                                      1.9
Metals/Mining                                                               1.9
Banks - Money Center                                                        1.9
Leisure Time                                                                1.8
Advertising/Marketing                                                       1.7
Oil & Gas - Exploration & Production                                        1.7
Investment Banks / Brokerage                                                1.5
Iron & Steel                                                                1.5
Manufacturing - Specialized                                                 1.4
Telecommunications - Cellular/Wireless                                      1.3
Electric Utilities                                                          1.3
Tobacco                                                                     1.3
Beverages - Nonalcoholic                                                    1.2
Textiles - Apparel                                                          1.2
Automobiles                                                                 1.1
Oil & Gas - Drilling/Equipment                                              1.1
Services - Commercial & Consumer                                            1.0
Services - Data Processing                                                  1.0
Other                                                                      16.8
                                                                          -----
                                                                          100.4%
                                                                          =====
See accompanying Notes to Portfolio of Investments page B-41.

B-40 ANNUAL REPORT 1999

                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                       Notes to Portfolios of Investments
--------------------------------------------------------------------------------
                                                        December 31, 1999
--------------------------------------------------------------------------------


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in Note 1 to the Trust's financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. At December 31, 1999, investments in foreign securities were 1.6% of the net assets of the USAA Life Growth & Income Fund and 4.4% of the net assets of the USAA Life Aggressive Growth Fund.

ADR American Depository Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR Global Depository Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

PORTFOLIO DESCRIPTION
ABBREVIATIONS

CP             Commercial Paper
---------------------------------------------
DN             Discount Note
---------------------------------------------
IDA            Industrial Development
               Authority/Agency
---------------------------------------------
LLC            Limited Liability Company
---------------------------------------------
LP             Limited Partnership
---------------------------------------------
MTN            Medium-Term Note
---------------------------------------------
RB             Revenue Bond
---------------------------------------------

*Non-income producing security.


CATEGORIES AND
DEFINITIONS
The securities in USAA Life Money Market Fund are divided into two categories -fixed rate instruments and variable rate demand notes.

FIXED RATE INSTRUMENTS consist of corporate and government notes and commercial paper. The yield is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

VARIABLE RATE DEMAND NOTES (VRDN) provide the right, on any business day, to sell the security at face value on either that day or within 7 days. The interest rate is adjusted at the stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

CREDIT ENHANCEMENT adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust.

The USAA Life Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. The Manager attempts to minimize credit risk in the USAA Life Money Market Fund through rigorous internal credit research and by investing in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase.

LOC Enhanced by a bank letter of credit.

                                                         1999 ANNUAL REPORT B-41

                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                      Statements of Assets and Liabilities
--------------------------------------------------------------------------------
       (In Thousands, Except Per Share Data)            December 31, 1999
--------------------------------------------------------------------------------

                                           USAA Life   USAA Life   USAA Life    USAA Life     USAA Life   USAA Life    USAA Life
                                         Money Market   Income     Growth and  World Growth  Diversified  Aggressive International
                                             Fund        Fund     Income Fund      Fund      Assets Fund    Growth       Fund
                                         ------------  ---------  -----------  ------------  ------------ ---------- -------------
ASSETS
    Investments in securities, at market
     value (identified cost of $31,863,
     $17,357, $58,697, $20,901, $34,193,
     $27,450 and $22,239,                    $31,863     $16,084    $83,934       $34,010       $39,744     $58,810     $28,814
     respectively)
Cash                                               1           4          -             -             1           -           -
    Cash denominated in foreign
    currencies (identified cost of $13
    and $20, respectively)                         -           -          -            13             -           -          20
Receivables:
    Capital shares sold                           26           -          -            28            27          55           -
    Dividends and interest                        51         158        108            33           266           1          34
    Securities sold                                -           -        386            17           172           1          25
                                             -------     -------    -------       -------       -------     -------     -------
      Total assets                            31,941      16,246     84,428        34,101        40,210      58,867      28,893
                                             -------     -------    -------       -------       -------     -------     -------
LIABILITIES
    Securities purchased                           -           -        254           141           205          54         131
    Capital shares redeemed                      412           4         12             -             -           -           1
    Accrued advisory fees                          -           -         16             3             -          22          26
    Accrued administrative fees                    4           -          3             3             2           4           3
    Accounts payable and accrued expenses         30          21         31            36            30          36          39
                                             -------     -------    -------       -------       -------     -------     -------
      Total liabilities                          446          25        316           183           237         116         200
                                             -------     -------    -------       -------       -------     -------     -------
        Net assets applicable to capital
          shares outstanding                 $31,495     $16,221    $84,112       $33,918       $39,973     $58,751     $28,693
                                             =======     =======    =======       =======       =======     =======     =======
Represented by:
    Paid-in capital                          $31,495     $17,790    $58,653       $20,573       $34,649     $27,155     $22,423
    Accumulated undistributed net
      investment income                            -          11         35            22            26           -          11
    Accumulated net realized gain
      (loss) on investments                        -        (307)       187           215          (253)        236        (315)
    Net unrealized appreciation/
      depreciation of investments                  -      (1,273)    25,237        13,109         5,551      31,360       6,575
    Net unrealized depreciation
      on foreign currency translations             -           -          -            (1)            -           -          (1)
                                             -------     -------    -------       -------       -------     -------     -------
       Net assets applicable to
         capital shares outstanding          $31,495     $16,221    $84,112       $33,918       $39,973     $58,751     $28,693
                                             =======     =======    =======       =======       =======     =======     =======
    Capital shares outstanding, unlimited
      number of shares authorized,
      no par value                            31,495       1,774      4,487         2,124         3,220       2,347       2,184
                                             =======     =======    =======       ========      =======     =======     =======
    Net asset value, redemption price,
      and offering price per share           $  1.00     $  9.14    $ 18.75       $  15.97      $ 12.41      $ 25.03    $ 13.14
                                             =======     =======    =======       ========      =======      =======    =======

See accompanying Notes to Financial Statements on page B-46.

B-42  ANNUAL REPORT  1999

                           USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                            Statements of Operations
--------------------------------------------------------------------------------
     (In Thousands, Except Per Share Data)    Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                           USAA Life   USAA Life   USAA Life    USAA Life     USAA Life   USAA Life    USAA Life
                                         Money Market   Income     Growth and  World Growth  Diversified  Aggressive International
                                             Fund        Fund     Income Fund      Fund      Assets Fund    Growth       Fund
                                         ------------  ---------  -----------  ------------  ------------ ---------- -------------
NET INVESTMENT INCOME (LOSS):
  Income:
    Dividends (net of foreign taxes
     withheld of  $0, $0, $6, $49,
     $0, $0 and $66, respectively)          $    -     $   191     $ 1,280        $  401      $   502        $   15      $  443
    Interest                                 1,518       1,395          93            55        1,008            75          60
                                            ------     -------     -------        ------      -------        ------      ------
      Total income                           1,518       1,586       1,373           456        1,510            90         503
                                            ------     -------     -------        ------      -------        ------      ------
    Expenses:
      Advisory Fees                             58          46         165            58           81           166         156
      Administrative fees                       37          37          37            37           37            37          37
      Custodian's fees                          22          28          49            77           40            65          72
      Shareholder reporting fees                 3           3          11             3            5             2           -
      Trustees' fees                             4           4           4             4            4             4           4
      Professional fees                         37          35          35            39           32            36          39
      Miscellaneous                              2           2           3             2            3             2           2
                                            ------     -------     -------        ------      -------        ------      ------
        Total expenses before reimbursement    163         155         304           220          202           312         310

      Expenses reimbursed                      (61)        (75)        (14)          (29)         (60)          (80)        (47)
                                            ------     -------     -------        ------      -------        ------      ------
        Total expenses after reimbursement     102          80         290           191          142           232         263
                                            ------     -------     -------        ------      -------        ------      ------
          Net investment income (loss)       1,416       1,506       1,083           265        1,368          (142)        240
                                            ------     -------     -------        ------      -------        ------      ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
    Net realized gain (loss) on:
      Investments                                -          35       7,211         5,234        5,652         4,190         861
      Foreign currency transactions              -           -           -            (9)           -             -          (7)
    Change in net unrealized
     appreciation/depreciation of:
      Investments                                -      (2,622)      2,960         2,549       (4,339)       22,387       5,201
      Foreign currency translations              -           -           -            (3)           -             -          (2)
                                            ------     -------     -------        ------      -------       -------      ------
          Net realized and unrealized
           gain (loss)                           -      (2,587)     10,171         7,771        1,313        26,577       6,053
                                            ------     -------     -------        ------      -------       -------      ------
Increase (decrease) in net assets resulting
 from operations                            $1,416     $(1,081)    $11,254        $8,036      $ 2,681       $26,435      $6,293
                                            ======     =======     =======        ======      =======       =======      ======

See accompanying Notes to Financial Statements on page B-46.

                                                       1999  ANNUAL REPORT  B-43

                          USAA Life Investment Trust
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------
   (In Thousands)                                  Years Ended December 31,
--------------------------------------------------------------------------------

                                                                 USAA Life             USAA Life                 USAA Life
                                                             Money Market Fund         Income Fund          Growth and Income Fund
                                                           ---------------------   -------------------      ----------------------
                                                             1999        1998        1999       1998          1999         1998
                                                           --------   ----------   ---------  --------      ---------   ----------
From operations:
    Net investment income (loss)                           $  1,416   $     943    $   1,506  $  2,263      $   1,083   $   1,504
    Net realized gain (loss) on:
        Investments                                               -           -           36     1,473          7,211       3,229
        Foreign currency transactions                             -           -            -         -              -           -
    Change in net unrealized appreciation/depreciation of:
        Investments                                               -           -       (2,623)     (739)         2,960         712
        Foreign currency translations                             -           -            -         -              -           -
                                                           --------   ---------    ---------   -------      ---------    --------
        Increase (decrease) in net assets resulting
                from operations                               1,416         943       (1,081)    2,997         11,254       5,445
                                                           --------   ---------    ---------   -------      ---------    --------
Distributions to shareholders from:
    Net investment income                                    (1,416)       (943)      (1,529)   (2,261)        (1,078)     (1,540)
                                                           --------   ---------    ---------   -------      ---------    --------
    Net realized gains                                            -           -         (360)   (1,437)        (7,262)     (4,221)
                                                           --------   ---------    ---------   -------      ---------    --------
From capital share transactions:
    Proceeds from shares sold                                45,735      31,712        6,832    13,641          8,632      17,540
    Shares issued for dividends reinvested                    1,416         943        1,889     3,698          8,340       5,725
    Cost of shares redeemed                                 (37,767)    (25,675)     (30,779)   (3,635)       (36,212)     (8,297)
                                                           --------   ---------    ---------   -------      ---------    --------
      Increase (decrease) in net assets from
                capital share transactions                    9,384       6,980      (22,058)   13,704        (19,240)     14,968
                                                           --------   ---------    ---------   -------      ---------    --------
Net increase (decrease) in net assets                         9,384       6,980      (25,028)   13,003        (16,326)     14,688
Net assets:
    Beginning of period                                      22,111      15,131       41,249    28,246        100,438      85,750
                                                           --------   ---------    ---------   -------      ---------    --------
    End of period                                          $ 31,495   $  22,111    $  16,221   $41,249      $  84,112    $100,438
                                                           ========   =========    =========   =======      =========    ========
Accumulated undistributed net investment income:
    End of period                                          $      -   $       -    $      11   $    34      $      35    $     30
                                                           ========   =========    =========   =======      =========    ========
Change in shares outstanding:
    Shares sold                                              45,735      31,712          636     1,185            434         918
    Shares issued for dividends reinvested                    1,416         943          206       339            445         310
    Shares redeemed                                         (37,767)    (25,675)      (2,854)     (316)        (1,927)       (462)
                                                           --------   ---------    ---------   -------      ---------    --------
        Increase (decrease) in shares outstanding             9,384       6,980       (2,012)    1,208         (1,048)        766
                                                           ========   =========    =========   =======      =========    ========

See accompanying Notes to Financial Statements on page B-46.

_____________________________
 B-44 | ANNUAL REPORT | 1999

                          USAA Life Investment Trust
--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------
(In Thousands)                                    Years Ended December 31,
--------------------------------------------------------------------------------

                                                                 USAA Life                USAA Life              USAA Life
                                                             World Growth Fund      Diversified Assets Fund  Aggressive Growth Fund
                                                           ---------------------   ------------------------  ----------------------
                                                             1999        1998        1999           1998       1999         1998
                                                           --------   ----------   ---------      --------   ---------   ----------
From operations:
    Net investment income (loss)                           $    265   $     453    $   1,368  $  2,072      $    (142)  $    (175)
    Net realized gain (loss) on:
        Investments                                           5,234         706        5,652     3,572          4,190         150
        Foreign currency transactions                            (9)        (17)           -         -              -           -
    Change in net unrealized appreciation/depreciation of:
        Investments                                           2,549       3,082       (4,339)     (788)        22,387       4,896
        Foreign currency translations                            (3)         11            -         -              -           -
                                                           --------   ---------    ---------   -------      ---------    --------
        Increase (decrease) in net assets resulting
                from operations                               8,036       4,235        2,681     4,856         26,435       4,871
                                                           --------   ---------    ---------   -------      ---------    --------
Distributions to shareholders from:
    Net investment income                                     (237)        (453)      (1,365)  (2,080)              -           -
                                                           --------   ---------    ---------   -------      ---------    --------
    Net realized gains                                       (4,862)       (973)      (8,514)     (981)        (3,965)       (645)
                                                           --------   ---------    ---------   -------      ---------    --------
From capital share transactions:
    Proceeds from shares sold                                 1,927       2,169        8,345    10,152          9,842       3,262
    Shares issued for dividends reinvested                    5,099       1,426        9,879     3,061          3,965         645
    Cost of shares redeemed                                 (18,125)     (3,834)     (31,623)   (2,650)        (6,727)    (21,477)
                                                           --------   ---------    ---------   -------      ---------    --------
      Increase (decrease) in net assets from
                capital share transactions                  (11,099)       (239)     (13,399)   10,563          7,080     (17,570)
                                                           --------   ---------    ---------   -------      ---------    --------
Net increase (decrease) in net assets                        (8,162)      2,570      (20,597)   12,358         29,550     (13,344)
Net assets:
    Beginning of period                                      42,080      39,510       60,570    48,212         29,201      42,545
                                                           --------   ---------    ---------   -------      ---------    --------
    End of period                                          $ 33,918   $  42,080    $  39,973   $60,570      $  58,751    $ 29,201
                                                           ========   =========    =========   =======      =========    ========
Accumulated undistributed net investment income:
    End of period                                          $     22   $      27    $      27   $    26      $       -    $      -
                                                           ========   =========    =========   =======      =========    ========
Change in shares outstanding:
    Shares sold                                                 121         147          542       663            532         271
    Shares issued for dividends reinvested                      321          99          755       203            165          49
    Shares redeemed                                          (1,246)       (280)      (2,097)     (175)          (455)     (1,854)
                                                           --------   ---------    ---------   -------      ---------    --------
        Increase (decrease) in shares outstanding              (804)        (34)        (800)      691            242      (1,534)
                                                           ========   =========    =========   =======      =========    ========


                                                                 USAA Life
                                                            International Fund
                                                           ---------------------
                                                             1999        1998
                                                           --------   ----------
From operations:
    Net investment income (loss)                           $    240   $     232
    Net realized gain (loss) on:
        Investments                                             861      (1,157)
        Foreign currency transactions                            (7)        (14)
    Change in net unrealized appreciation/depreciation of:
        Investments                                           5,201       1,702
        Foreign currency translations                            (2)          8
                                                           --------   ---------
        Increase (decrease) in net assets resulting
                from operations                               6,293         771
                                                           --------   ---------
Distributions to shareholders from:
    Net investment income                                      (222)       (225)
                                                           --------   ---------
    Net realized gains                                            -         (10)
                                                           --------   ---------
From capital share transactions:
    Proceeds from shares sold                                   736         754
    Shares issued for dividends reinvested                      222         235
    Cost of shares redeemed                                    (562)       (881)
                                                           --------   ---------
      Increase (decrease) in net assets from
                capital share transactions                      396         108
                                                           --------   ---------
Net increase (decrease) in net assets                         6,467         644
Net assets:
    Beginning of period                                      22,226      21,582
                                                           --------   ---------
    End of period                                          $ 28,693   $  22,226
                                                           ========   =========
Accumulated undistributed net investment income:
    End of period                                          $     11   $       -
                                                           ========   =========
Change in shares outstanding:
    Shares sold                                                  66          69
    Shares issued for dividends reinvested                       17          23
    Shares redeemed                                             (52)        (87)
                                                           --------   ---------
        Increase (decrease) in shares outstanding                31           5
                                                           ========   =========

                                                  _____________________________
                                                   1999 | ANNUAL REPORT | B-45

                          USAA Life Investment Trust
--------------------------------------------------------------------------------
                         Notes To Financial Statements
--------------------------------------------------------------------------------
                                                         December 31, 1999
--------------------------------------------------------------------------------

1) Summary of Significant Accounting Policies

   USAA LIFE INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of seven separate funds.

Shares of the Funds currently are offered only to the Separate Accounts of USAA Life Insurance Company (the Separate Accounts) to serve as the funding medium for certain variable annuity contracts and variable universal life insurance contracts offered by USAA Life Insurance Company (USAA Life).

The investment objectives of the Funds are as follows:

USAA LIFE MONEY MARKET FUND: Highest level of current income consistent with preservation of capital and maintenance of liquidity, through a diversified portfolio of high quality U.S. dollar-denominated debt instruments that present minimal credit risk and have remaining maturities of 397 days or less.

USAA LIFE INCOME FUND: Maximum current income without undue risk to principal, through a diversified portfolio of U.S.
dollar-denominated income-producing equity securities selected for their high yields relative to the risk involved.

USAA LIFE GROWTH AND INCOME FUND: Capital growth and current income, through a diversified portfolio of dividend paying equity securities.

USAA LIFE WORLD GROWTH FUND: Long-term capital appreciation, through a diversified portfolio of equity securities of both foreign and domestic issuers.

USAA LIFE DIVERSIFIED ASSETS FUND: Long-term capital growth, consistent with preservation of capital and balanced by current income, through a strategy of investing approximately 60% of the Fund's assets in equity securities, selected for total return potential, and approximately 40% of its assets in debt securities of varying maturities.

USAA LIFE AGGRESSIVE GROWTH FUND: Appreciation of capital, through a portfolio of equity securities of companies that have the prospect of rapidly growing earnings.

USAA LIFE INTERNATIONAL FUND: Capital appreciation with a secondary objective of current income, through a strategy of investing at least 80% of the Fund's assets in equity securities of foreign companies.

A. SECURITY VALUATION- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

  1 Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time the Fund is valued. If no sale is reported, the average of the bid and asked prices is generally used.

  2 Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

  3 Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Life Money Market Fund are stated at amortized cost which approximates market value.

  4 Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Funds' Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

  5 Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the investment advisor under the general supervision of the Board of Trustees.

B. FEDERAL TAXES- The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their income to their shareholders, the Separate Accounts and USAA Life. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities of the following Funds: the USAA Life World Growth Fund to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by approximately $24,000; the USAA Life Diversified Assets Fund to increase paid-in capital and decrease accumulated undistributed net investment income by approximately $3,000; and the USAA Life Aggressive Growth Fund to decrease accumulated net realized gain on investments and decrease accumulated net investment loss by approximately $142,000.

C. INVESTMENTS IN SECURITIES- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities


_____________________________
 B-46 | ANNUAL REPORT | 1999

                          USAA LIFE INVESTMENT TRUST
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
       (Continued)                                       December 31, 1999
--------------------------------------------------------------------------------

is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term and long-term securities are amortized over the life of the respective securities.

D. FOREIGN CURRENCY TRANSLATIONS - The assets of the USAA Life World Growth, USAA Life Aggressive Growth, and USAA Life International Funds may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the accounting records of the Funds are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

  1 Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

  2 Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively. Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

2) LINE OF CREDIT

The Funds participate in a joint short-term committed revolving loan agreement of $13 million with USAA Capital Corporation (CAPCO), an affiliate of USAA Life and USAA Investment Management Company (IMCO).

The fee for the CAPCO committed line of credit will be an amount up to .04 of 1%. These amounts will be charged to the Funds pro-rata based on each Fund's average net assets.

The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. The Funds had no borrowings under this agreement during the year ended December 31, 1999.

3) DISTRIBUTIONS

USAA LIFE MONEY MARKET FUND Net investment income is accrued daily as dividends and distributed monthly to its shareholders, the Separate Accounts. All net investment income available for distribution was distributed at December 31, 1999. Distributions of realized gains from security transactions not offset by capital losses are made annually or as otherwise required to avoid the payment of federal taxes.

USAA LIFE INCOME, USAA LIFE GROWTH AND INCOME, USAA LIFE WORLD GROWTH, USAA
LIFE DIVERSIFIED ASSETS, USAA LIFE AGGRESSIVE GROWTH, AND USAA LIFE INTERNATIONAL FUNDS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made to the shareholders, the Separate Accounts and USAA Life, annually or as otherwise required to avoid the payment of federal taxes. USAA Life is a shareholder only in the USAA Life World Growth, USAA Life Aggressive Growth, and USAA Life International Funds.

At December 31, 1999, the following USAA Life Funds had capital loss carryovers for federal income tax purposes which, if not offset by subsequent capital gains, will expire in 2008: International Fund for approximately $306,000, Income Fund for approximately $228,000 and Diversified Assets Fund for approximately $252,000. It is unlikely that the Board of Trustees of the Fund will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.


                                                  _____________________________
                                                   1999 | ANNUAL REPORT | B-47

                          USAA Life Investment Trust
--------------------------------------------------------------------------------
                         Notes To Financial Statements
--------------------------------------------------------------------------------
        (Continued)                                     December 31, 1999
--------------------------------------------------------------------------------

4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities for the year ended December 31, 1999 were as follows (000):

                  USAA Life      USAA Life      USAA Life     USAA Life     USAA Life    USAA Life     USAA Life
                    Money         Income       Growth and       World      Diversified   Aggressive  International
                 Market Fund       Fund       Income Fund    Growth Fund   Assets Fund  Growth Fund      Fund
                  ---------      --------       --------      --------      --------     --------      --------
Purchase          $ 322,042      $  9,444       $ 15,797      $  8,463      $ 15,156     $ 21,222      $  9,487
Sales/Maturities  $ 313,144      $ 28,862       $ 41,135      $ 24,899      $ 29,884     $ 18,390      $  9,635

For all Funds except the USAA Life Money Market Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments as of December 31, 1999 was as follows (000):

                  USAA Life      USAA Life      USAA Life     USAA Life     USAA Life    USAA Life
                    Income       Growth and       World      Diversified   Aggressive  International
                     Fund       Income Fund    Growth Fund   Assets Fund   Growth Fund     Fund
                  ---------      --------       --------      --------      --------     --------
Appreciation      $      42      $ 28,974       $ 14,049      $  7,799      $ 32,429     $  8,111
Depreciation         (1,315)       (3,737)          (940)       (2,248)       (1,069)      (1,536)
Net               $  (1,273)     $ 25,237       $ 13,109      $  5,551      $ 31,360     $  6,575

5) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The USAA Life World Growth and USAA Life International Funds currently enter into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Funds to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Funds foregoing the opportunity for potential profit.

At December 31, 1999, the terms of open foreign currency contracts were as follows:

Foreign Currency Contracts to Buy (000):

                                   CONTRACTS       U.S. $ VALUE AT | IN EXCHANGE |  UNREALIZED  | UNREALIZED
        FUND    | EXCHANGE DATE |  TO RECEIVE   | DECEMBER 31, 1999|  FOR U.S. $ | APPRECIATION | DEPRECIATION
_______________________________________________________________________________________________________________
World Growth    | 01/05/2000    |   63 Euro     |          $    63 |    $   63   |            - |            - |
 International  | 01/05/2000    |   78 Euro     |               79 |        79   |            - |            - |

Foreign Currency Contracts to Sell (000):

                                   CONTRACTS           U.S. $ VALUE AT | IN EXCHANGE |  UNREALIZED  | UNREALIZED
        FUND    | EXCHANGE DATE |  TO DELIVER       | DECEMBER 31, 1999|  FOR U.S. $ | APPRECIATION | DEPRECIATION
___________________________________________________________________________________________________________________
 World Growth   | 01/05/2000    | 148 Swedish Krona |          $    17 |    $   17   |            - |            - |
  International | 01/05/2000    | 207 Swedish Krona |               24 |        24   |            - |            - |

_____________________________
 B-48 | ANNUAL REPORT | 1999

                          USAA Life Investment Trust
--------------------------------------------------------------------------------
                         Notes To Financial Statements
--------------------------------------------------------------------------------
  (Continued)                                                December 31, 1999
--------------------------------------------------------------------------------

6) TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES - USAA Investment Management Company (USAA IMCO) carries out each Fund's investment policies and manages each Fund's portfolio. USAA IMCO is indirectly wholly owned by USAA. The Funds' advisory fees are computed on an annualized rate of .50% of the monthly average net assets of the USAA Life Aggressive Growth Fund, .65% of the monthly average net assets of the USAA Life International Fund, and .20% of the monthly average net assets for each of the other Funds of the Trust for each calendar month.

B. ADMINISTRATIVE FEES - As outlined in the Underwriting and Administrative Services Agreement by and between USAA Life, the Trust and USAA IMCO, USAA Life provides certain management, administrative, legal, clerical, accounting, and record-keeping services necessary or appropriate to conduct the Trust's business and operations. Fees are based on estimated time spent to provide such services. Under a separate arrangement between USAA Life and USAA IMCO, USAA Life delegates certain mutual fund accounting duties under the Underwriting and Administrative Services Agreement to USAA IMCO and reimburses USAA IMCO for its costs in providing these services.

C. EXPENSES REIMBURSED - USAA Life, out of its general account, has agreed to pay directly or reimburse the Trust for Trust expenses to the extent that such expenses exceed .65% of the monthly average net assets of the USAA Life World Growth Fund, .70% of the monthly average net assets of the USAA Life Aggressive Growth Fund, 1.10% of the monthly average net assets of the USAA Life International Fund, and .35% of the monthly average net assets of each other Fund. Expenses include advisory and administrative fees discussed above.

D. UNDERWRITING AND ADMINISTRATIVE SERVICES AGREEMENT - The Trust has an agreement with USAA IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. USAA IMCO receives no commissions or fees for this service.

E. BROKERAGE SERVICES - USAA Brokerage Services, a discount brokerage service of USAA IMCO, may execute portfolio transactions for the Funds. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended December 31, 1999 for the USAA Life Growth and Income, USAA Life World Growth, USAA Life Diversified Assets, and USAA Life Aggressive Growth Funds were $5,352; $547; $3,687; and $188; respectively.

F. SHARE OWNERSHIP - At December 31, 1999, USAA Life owned approximately 659,000 shares (31%) of the USAA Life World Growth Fund, 1.5 million shares (64%) of the USAA Life Aggressive Growth Fund, and 2.0 million shares (92%) of the USAA Life International Fund. All other shares are owned by the Separate Accounts.

During 1999, USAA Life has redeemed 2,123,000 shares of the USAA Life Income Fund, 1,363,000 shares of USAA Life Growth & Income Fund, 1,040,000 shares of the USAA Life World Growth Fund, 1,819,000 shares of the USAA Life Diversified Assets Fund, and 412,000 shares of the USAA Life Aggressive Growth Fund. With these actions, USAA Life no longer owns any shares of the USAA Life Income, USAA Life Growth & Income, and USAA Life Diversified Assets funds.

Certain trustees and officers of the Funds are also directors, officers, and/or employees of USAA Life or USAA IMCO. None of the affiliated trustees or Fund officers received any compensation from the Funds.

7) YEAR 2000 (UNAUDITED)

Like other investment companies, the Trust could be adversely affected if the computer systems used by USAA IMCO, USAA Life, and the Trust's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. USAA IMCO and USAA Life each have taken steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust from this problem.

                                                  _____________________________
                                                   1999 | ANNUAL REPORT | B-49

                          USAA Life Investment Trust
--------------------------------------------------------------------------------
                         Notes To Financial Statements
--------------------------------------------------------------------------------
    (Continued)                                            December 31, 1999
--------------------------------------------------------------------------------

8) FINANCIAL HIGHLIGHTS

   Per share operating performance for a share outstanding throughout each period is as follows:

                                       USAA Life Money Market Fund                           USAA Life Income Fund
                             ------------------------------------------------    ------------------------------------------------
                                         Year Ended December 31,                             Year Ended December 31,
                             ------------------------------------------------    ------------------------------------------------
                               1999      1998      1997      1996      1995*       1999      1998      1997      1996     1995*
                             --------  --------  --------  --------  --------    --------  --------  --------  --------  --------
Net asset value at
  beginning of period        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00    $  10.89  $  10.96  $  10.51  $  11.32  $  10.00
Net investment income             .05       .05       .05       .05       .06(b)      .96       .66       .75       .92       .78(b)
Net realized and
  unrealized gain (loss)            -         -         -         -         -       (1.52)      .35       .46      (.84)     1.61
Distributions from net
  investment income              (.05)     (.05)     (.05)     (.05)     (.06)       (.96)     (.66)     (.76)     (.89)     (.76)
Distributions of realized
  capital gains                     -         -         -         -         -        (.23)     (.42)        -         -      (.31)
                             --------  --------  --------  --------  --------    --------  --------  --------  --------  --------
Net asset value at
  end of period              $   1.00  $   1.00  $   1.00  $   1.00  $   1.00    $   9.14  $  10.89  $  10.96  $  10.51  $  11.32
                             ========  ========  ========  ========  ========    ========  ========  ========  ========  ========
  Total return (%)***            4.93      5.29      5.35      5.25      5.69       (5.17)     9.17     11.60       .67     23.88
Net assets at
  end of period (000)        $ 31,495  $ 22,111  $ 15,131  $ 11,245  $  7,802    $ 16,221  $ 41,249  $ 28,246  $ 24,049  $ 25,823
Ratio of expenses to
  average net assets (%)          .35       .35       .35       .35       .35(a)      .35       .35       .35       .35       .35(a)
Ratio of expenses to average
  net assets, excluding
    reimbursements (%)            .56       .80       .70      1.24      2.29(a)      .68       .55       .52       .65       .65(a)
Ratio of net investment
  income to average
    net assets (%)               4.85      5.17      5.22      5.10      5.55(a)     6.56      6.62      7.16      6.99      7.07(a)
Portfolio turnover (%)              -         -         -         -         -       41.36     61.79     30.77     97.74     55.08

                                                                                   USAA Life Aggressive Growth Fund
                                                                                 ------------------------------------
                                    USAA Life Diversified Assets Fund                                    Eight Month
                             ------------------------------------------------                            Period Ended
                                         Year Ended December 31,                 Year Ended December 31, December 31,
                             ------------------------------------------------    ------------------------------------
                               1999      1998      1997      1996      1995*       1999          1998          1997**
                             --------  --------  --------  --------  --------    --------      --------      --------
Net asset value at
  beginning of period        $  15.07  $  14.48  $  12.95  $  11.96  $  10.00    $  13.87      $  11.70      $  10.00
Net investment
  income (loss)                   .52       .55       .50       .62       .55(b)    (.07)(b)       (.05)(b)     (.01)(b)
Net realized and
  unrealized gain                 .64       .85      2.14      1.10      2.08      13.06           2.39         1.83
Distributions from net
  investment income              (.52)     (.55)     (.50)     (.62)     (.53)         -              -            -
Distributions of realized
  capital gains                 (3.30)     (.26)     (.61)     (.11)     (.14)     (1.83)          (.17)        (.12)
                             --------  --------  --------  --------  --------    -------       --------      -------
Net asset value at
  end of period              $  12.41  $  15.07  $  14.48  $  12.95  $  11.96    $ 25.03       $  13.87      $ 11.70
                             ========  ========  ========  ========  ========    =======       ========      =======
  Total return (%)***            7.58      9.63     20.70     14.30     26.33      94.34          20.14        18.26
Net assets at
  end of period (000)        $  39,973 $ 60,570  $  48,212 $  30,390 $  26,311   $58,751       $ 29,201      $42,545

Ratio of expenses to
  average net assets (%)          .35       .35       .35       .35       .35(a)     .70            .70          .70(a)
Ratio of expenses to average
  net assets, excluding
    reimbursements (%)            .50       .45       .42       .61       .64(a)     .94            .84         .85(a)
Ratio of net investment
  income (loss) to average
    net assets (%)              3.37       3.72      4.02      4.46      4.93(a)    (.43)          (.41)       (.15)(a)
Portfolio turnover (%)         38.75      29.67     19.19     43.75     58.87      56.63          50.48       73.77

_____________________________
 B-50 | ANNUAL REPORT | 1999

                          USAA Life Investment Trust
--------------------------------------------------------------------------------
                         Notes to Financial Statements
--------------------------------------------------------------------------------
   (Continued)                                              December 31, 1999
--------------------------------------------------------------------------------

                                      USAA Life Growth and Income Fund                    USAA Life World Growth Fund
                             ------------------------------------------------    ------------------------------------------------
                                         Year Ended December 31,                             Year Ended December 31,
                             ------------------------------------------------    ------------------------------------------------
                               1999      1998      1997      1996      1995*       1999      1998      1997      1996     1995*
                             --------  --------  --------  --------  --------    --------  --------  --------  --------  --------
Net asset value at
  beginning of period        $  18.15  $  17.98  $  15.06  $  12.60  $  10.00    $  14.37  $  13.34  $  12.77  $  11.10  $  10.00
Net investment income             .27       .28       .28       .26       .34(b)      .13       .16       .17       .18       .17(b)
Net realized and
  unrealized gain (loss)         2.39       .97      3.68      2.79      2.83        4.30      1.37      1.62      2.16      1.79
Distributions from net
  investment income              (.27)     (.28)     (.27)     (.26)     (.30)       (.13)     (.16)     (.17)     (.16)     (.16)
Distributions of realized
  capital gains                 (1.79)     (.80)     (.77)     (.33)     (.27)      (2.70)     (.34)    (1.05)     (.51)     (.70)
                             --------  --------  --------  --------  --------    --------  --------  --------  --------  --------
Net asset value at
  end of period              $  18.75  $  18.15  $  17.98  $  15.06  $  12.60    $  15.97  $  14.37  $  13.34  $  12.77  $  11.10
                             ========  ========  ========  ========  ========    ========  ========  ========  ========  ========
  Total return (%)***           14.67      6.93     26.43     24.13     31.72       30.93     11.46     14.08     21.12     19.55
Net assets at
  end of period (000)        $ 84,112  $100,438  $ 85,750  $ 55,932  $ 28,761    $ 33,918  $ 42,080  $ 39,510  $ 37,535  $ 24,706

Ratio of expenses to
  average net assets (%)          .35       .35       .34       .35       .35(a)      .65       .65       .59       .65       .65(a)
Ratio of expenses to average
  net assets, excluding
    reimbursements (%)            .37       .37        NA       .53       .66(a)      .75       .66        NA       .82       .87(a)
Ratio of net investment
  income to average
    net assets (%)               1.31      1.55      1.80      2.25      2.82(a)      .91      1.09      1.20      1.45      1.55(a)
Portfolio turnover (%)          19.50     37.75     20.26     14.55     17.73       29.62     55.47     48.89     57.66     78.86


                                  USAA Life International Fund
                             ------------------------------------
                                                     Eight Month
                                                     Period Ended
                             Year Ended December 31, December 31,
                             ------------------------------------
                               1999          1998          1997**         *   Funds commenced operations January 5, 1995.
                             --------      --------      --------
Net asset value at                                                       **   Funds commenced operations May 1, 1997.
   beginning of period       $  10.32      $  10.05      $  10.00
 Net investment                                                         ***  Assumes reinvestment of all dividend income and
  income (loss)                   .11           .11           .05(b)         capital gains distributions during the period.
Net realized and                                                             The total return calculations for each period
   unrealized gain               2.81           .27           .15            do not reflect insurance contract charges that
Distributions from net                                                       apply at the Separate Account level, such as
  investment income              (.10)         (.11)         (.05)           the mortality and expense charge. These
Distributions of realized                                                    expenses would reduce the total returns for
  capital gains                     -             -          (.10)           the periods shown.
                             --------      --------      --------
Net asset value at                                                       (a) Annualized. The ratio is not necessarily
  end of period              $  13.14      $  10.32      $  10.05            indicative of 12 months of operations.
                             ========      ========      ========
  Total return (%)***           28.33          3.78          1.92        (b) Calculated using weighted average shares.
Net assets at
  end of period (000)        $ 28,693      $ 22,226      $ 21,582
Ratio of expenses to
  average net assets (%)         1.10          1.10          1.10(a)
Ratio of expenses to average
  net assets, excluding
    reimbursements (%)           1.29          1.35          1.24(a)
Ratio of net investment
  income (loss) to average
    net assets (%)               1.00          1.03           .70(a)
Portfolio turnover (%)          41.55         42.30         30.57

                                                  _____________________________
                                                   1999 | ANNUAL REPORT | B-51

                          USAA LIFE INSURANCE COMPANY

                     To discuss your investment strategy,
               the Variable Annuity's features or performance,
                   call an Account Representative toll free
                    Monday - Friday 7:15 a.m. to 8:00 p.m.
                                1-800-531-2923
                           (282-3460 in San Antonio)
                       --------------------------------

               If you wish to discuss your particular contract,
  transfer money from one fund account to another or select a payout option call a Service Representative toll free,
                       Monday - Friday 8 a.m. to 5 p.m.
                                1-800-531-4265
                          (456-9061 in San Antonio)
                       --------------------------------


                                  [USAA LOGO]





Copyright Copy Rights 2000, USAA.  All rights reserved.               26946-0200